UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04982

Heartland Group, Inc.

(Exact name of registrant as specified in charter)

789 N. Water Street, Suite 500, Milwaukee, WI	53202
(Address of principal executive offices)	(Zip code)

Heartland Group, Inc., 789 N. Water Street, Suite 500, Milwaukee, WI 53202

(Name and address of agent for service)

Conrad Goodkind; Quarles & Brady LLP, 411 East Wisconsin Avenue, Milwaukee, WI 53202

(With a copy to:)

Registrant’s telephone number, including area code: (414) 347-7777

Date of fiscal year end: December 31

Date of reporting period: December 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.	Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

WHAT IT MEANS TO BE A VALUE INVESTOR

HEARTLAND’S 10 PRINCIPLES OF VALUE INVESTING™

We define “value” according to our proprietary 10 Principles of Value Investing.™ For all three funds, we use the time-tested process to routinely evaluate the stocks we consider for purchase or sale against these distinct criteria:

1.	Catalyst for Recognition

2.	Low Price in Relation to Earnings

3.	Low Price in Relation to Cash Flow

4.	Low Price in Relation to Book Value

5.	Financial Soundness

6.	Positive Earnings Dynamics

7.	Sound Business Strategy

8.	Capable Management and Insider Ownership

9.	Value of the Company

10.	Positive Technical Analysis

The essence of value investing is grounded in the time-tested approach outlined by Professors Benjamin Graham and David Dodd, co-authors of “Security Analysis,” the classic best seller on investment analysis. Since they pioneered this methodology in 1934, the Graham and Dodd philosophy has attracted a successful circle of disciples, including Heartland Advisors.

WE BELIEVE THIS IS THE MOST INTELLIGENT WAY TO BUILD AN INVESTORS’ NET WORTH.	At Heartland, value investing is our passion and sole focus. We are relentless bargain hunters analyzing overlooked and unpopular stocks which we believe sell at significant discounts to their true worth, or intrinsic value. In essence we view this discount as a means to afford potential appreciation while limiting downside risk.

We often find that a company’s stock is undervalued because it is:

•	Temporarily out of favor or oversold because of recent negative news events

•	Underfollowed by Wall Street analysts

•	Misunderstood by investors

•	An emerging opportunity as yet undiscovered

Since 1984, our disciplined, value investment philosophy and process of purchasing stocks which we believe are in the “bargain basement” has served fund shareholders well. We believe this is the most intelligent way to build an investors’ net worth.

THE HEARTLAND FAMILY OF EQUITY FUNDS —

TABLE OF INVESTMENT RESULTS

Performance for the Period Ended December 31, 2007[1]	Heartland Select Value Fund	Heartland Value Plus Fund	Heartland Value Fund
Since Inception Returns:
Annualized	12.72%	12.10%	14.74%
Cumulative	283.50	404.94	2,267.15
Value of Hypothetical	$38,350	$50,494	$236,715
Investment of $10,000[2]	10/11/96	10/26/93	12/28/84

Average Annual Total Returns:
1 Year	4.02%	4.73%	-5.53%
3 Years	11.27	6.44	7.25
5 Years	16.94	16.72	18.02
10 Years	11.51	8.79	11.47
15 Years	—	—	13.77

As of the Prospectus dated 5/1/07, the expense ratios for the Heartland Select Value Fund, Value Plus Fund and Value Fund are 1.25%, 1.26% and 1.12%, respectively. The performance of the Heartland Funds reflects the deduction of this expense ratio. The expense ratio comprises fees for value-added services associated with a mutual fund, such as investment management, fund accounting, and distribution and service fees. The performance shown reflects the reinvestment of all dividend and capital gains distributions. More recent information can be found in the Financial Highlights.

[1]

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment returns and net asset values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce performance. Through November 30, 2001, the Advisor voluntarily waived a portion of the Select Value Fund’s expenses. Waivers are no longer in effect. Without such waivers, total returns of the Select Value Fund prior to December 1, 2001 would have been lower. To obtain more current performance information, please call 1-800-432-7856 or visit www.heartlandfunds.com.

The Funds invest in stocks of small companies that may be more volatile and less liquid than those of larger companies. The Select Value and Value Plus Funds also invest in a smaller number of stocks (generally 40 to 60) than the average mutual fund. The change in value of a single holding may have a more pronounced effect on the Funds’ net asset value and performance than for other funds. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values.

[2]	Value of $10,000 from inception represents a hypothetical investment in the Fund for the period ended December 31, 2007.

The opinions expressed in this Annual Report are those of the portfolio managers, and are subject to change at any time based on market and other conditions. No predictions, forecasts, outlooks, expectations, or beliefs are guaranteed.

We take a long-term approach to investing. The stock market tends to be emotional, often overtaken by fear or greed. Too many speculators overreact to the headlines of the day. We believe this creates opportunities for the objective, long-term investor.

— Bill J. Nasgovitz, President

HEARTLAND SELECT VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

PORTFOLIO MANAGEMENT TEAM	FUND PERFORMANCE
	Average Annual Total Returns as of December 31, 2007	One Year	Three Years	Five Years	Ten Years	Since Inception (10/11/96)
	Heartland Select Value Fund	4.02%	11.27%	16.94%	11.51%	12.72%
	Russell 3000 Value Index	-1.01	8.97	14.69	7.73	10.65
	S&P 500 index	5.49	8.62	12.83	5.91	8.74

As of the Prospectus dated 5/1/07, the expense ratio for the Heartland Select Value Fund is 1.25%. The performance of the Select Value Fund reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management, fund accounting, and distribution and service fees. The performance shown reflects the reinvestment of all dividend and capital gains distributions. More recent information can be found in the Financial Highlights.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce performance. Through November 30, 2001, the Advisor voluntarily waived a portion of the Fund’s expenses. Waivers are no longer in effect. Without such waivers, total returns prior to December 1, 2001 would have been lower. To obtain performance information current to the most recent month end, please call 1-800-432-7856 or visit www.heartlandfunds.com.

Index Source: FactSet Research Systems, Inc.

Index definitions are listed on the final page of this report. It is not possible to invest directly in an index.

PRINCIPAL INVESTMENT STRATEGIES

The Select Value Fund seeks long-term capital appreciation by investing in a concentrated portfolio of companies, which we believe are undervalued relative to their intrinsic value. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™ framework to identify companies with strong financial profiles and low prices relative to their earnings, cash flows and book values. We believe this value-based investment approach provides a margin of safety and limits downside risk relative to other equity investment strategies.

The distinguishing characteristic of the Fund is its ability to invest in companies of all sizes, usually greater than $500 million, providing it the flexibility to generate consistent returns in a variety of market environments.

INVESTMENT CONSIDERATIONS

In addition to stocks of large companies, the Select Value Fund invests in stocks of small and mid-sized companies that are generally less liquid than large companies. The Fund also invests in a smaller number of stocks (generally 40 to 60) than the average mutual fund. The performance of these holdings may increase the volatility of the Fund’s returns. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values.

MANAGEMENT REPORT

After a strong start in the first half of 2007, investors struggled with the persistent and growing fallout from the subprime market, causing stocks to stumble. Despite challenging market conditions, the Select Value Fund rose 4.02% for the year while the S&P 500 Index of large-cap stocks increased 5.49%. The Fund outperformed its more broadly based comparative index, the Russell 3000 Value Index, which declined 1.01% in 2007.

Due to the subprime crisis effect on financial companies, and frankly, our concern there will be more fallout, the Select Value Fund, already underweighted in Financials, further decreased its positions in the sector. The Fund’s overweighted positions in Industrials and Information Technology sectors compared with the Russell 3000 Value Index contributed to the Fund’s outperformance.

We believe our process-driven, bottoms-up investment style combined with the Fund’s strategy to invest across the entire capitalization spectrum, has provided the framework for more consistent results and the generation of excess long-term performance relative to our benchmark. For example, the Fund has increased its allocation to large-cap stocks in the last two years, not because the market favors large companies, but because we identified individual large-cap companies that we believed were undervalued and provided the downside protection we seek in our fundamental analysis. We believe this opportunistic strategy makes the Fund an appropriate core value holding for our shareholders.

CAPITALIZATION BREAKDOWN

(% OF TOTAL INVESTMENTS)

Heartland Select Value Fund as of December 31, 2007
Large-Cap Companies	33.6%
Mid-Cap Companies	34.0%
Small-Cap Companies	26.3%
Micro-Cap Companies	0.0%

Heartland Advisors considers large-cap companies to be larger than $10 billion in market cap, mid-cap companies to be between $2 billion and $10 billion, small-cap companies to be between $300 million and $2 billion, and micro-cap companies to be less than $300 million. The balance of holdings were in short-term investments. Portfolio holdings are subject to change without notice.

HEARTLAND SELECT VALUE FUND

UNCOVERING A GEM AMONG THE GIANTS

Covidien Limited (COV), a large-cap company added to the Fund in 2007, is an example of how we strive to find value regardless of size. With sales of more than $10 billion last year, Covidien is the fifth largest diversified health care products company in the world. Investors may not be familiar with this manufacturer and distributor of medical devices and diagnostic imaging agents since it is a new public company divested from Tyco International in 2007.

Despite its size and profitability, Covidien is not widely covered by Wall Street research analysts. Although lack of coverage, in our view, is a positive, it was not what attracted us to the company. Instead, the stock fit our 10 Principles of Value Investing™. The company had a compelling valuation as measured by several fundamental factors and embarked on what we believe to be a sound business strategy.

We love focused businesses that want to dominate their market. We believe Covidien is implementing a more focused strategy by selling a less profitable retail segment and acquiring Scandius Biomedical, a maker of innovative soft tissue repair devices for sports surgery procedures. We believe the market is willing to reward businesses that can be understood and are managed to generate shareholder wealth. Insiders seem to share our belief, as they invested $850,000 in Covidien stock in August 2007.

TODAY’S MARKET PROVIDES BUYING OPPORTUNITIES

We employ a long-term investment horizon and do not alter our strategy to react to short-term “noise” in the marketplace. While we acknowledge the issues plaguing the subprime market today will have implications for various sectors of the economy, we also believe they have generated significant opportunities.

In particular, many companies with solid business models and strong financial profiles are trading at historically low valuation levels. These attractive valuations combined with benign inflation figures and relatively low interest rates have created a very attractive environment for patient, long-term investors. Our use of a disciplined, long-term investment approach has allowed us to successfully navigate previous periods of market tumult and will aid us in this current period of volatility.

LONG-TERM TRACK RECORD OF OUTPERFORMING OUR BENCHMARK

Heartland strives to maintain a long-term track record of creating wealth for our clients. One way to measure this track record is to provide our shareholders with excess relative returns versus our competitors. We are pleased to report the Select Value Fund has outperformed the Russell 3000 Value Index by at least 2% on a trailing 1-, 3-, 5- and 10-year basis.

We are also proud of how well the Fund has performed compared to its peers, as reflected in the chart below. Heartland strives to maintain a top quartile ranking over a three-year cycle. We believe this consistency allows our clients to benefit from excess performance relative to most competitors, and the potential for the accumulation of excess long-term returns relative to the benchmark.

	LIPPER RANKING - AMONG MULTI-CAP VALUE FUNDS
Heartland Select Value Fund	Ranking in Universe	Percentile
1 Year	106 out of 441	25%
3 Years	33 out of 332	10%
5 Years	25 out of 267	10%
10 Years	5 out of 95	6%
Since Inception (10/11/96)	5 out of 79	7%

Lipper is an independent monitor of fund performance. Rankings reflect historical total returns relative to peers and are not intended to predict future results. Lipper does not guarantee the accuracy of this information. For purposes of Lipper rankings, the inception date of the Fund is October 17, 1996. Lipper category definitions are listed on the final page of this report.

SELECT VALUE FUND — GROWTH OF $10,000 SINCE INCEPTION

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Chart of growth of $10,000 represents a hypothetical investment in the Fund for the since inception (10/11/96) period ended December 31, 2007. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

WEIGHTED MEDIAN VALUATION ANALYSIS

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	47
Net assets	$331 mil.
NAV	$26.48
Median market cap	$5,084 mil.
Weighted average market cap	$25,833 mil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Anadarko Petroleum Corp.	2.8%
ShawCor, Ltd. (Class A)	2.7
Ultrapetrol (Bahamas), Ltd.	2.7
Kohl’s Corp.	2.6
Integrys Energy Group, Inc.	2.6
MDU Resources Group, Inc.	2.5
Cimarex Energy Co.	2.4
ConocoPhillips Co.	2.4
Dow Chemical Co.	2.4
Plexus Corp.	2.4

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are listed on the final page of this report. All information, unless otherwise indicated, is as of 12/31/07.

HEARTLAND VALUE PLUS FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

PORTFOLIO MANAGEMENT TEAM	FUND PERFORMANCE
	Average as of Annual Total Returns as of December 31, 2007	One Year	Three Years	Five Years	Ten Years	Since Inception (10/26/93)
	Heartland Value Plus Fund	4.73%	6.44%	16.72%	8.79%	12.10%
	Russell 2000 Value Index	-9.78	5.27	15.80	9.06	11.70
	Russell 2000 Index	-1.57	6.80	16.25	7.08	9.53

As of the Prospectus dated 5/1/07, the expense ratio for the Heartland Value Plus Fund is 1.26%. The performance of the Value Plus Fund reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management, fund accounting, and distribution and service fees. The performance shown reflects the reinvestment of all dividend and capital gains distributions. More recent information can be found in the Financial Highlights.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce performance. To obtain performance information current to the most recent month end, please call 1-800-432-7856 or visit www.heartlandfunds.com.

Index Source: FactSet Research Systems, Inc.

Index definitions are listed on the final page of this report. It is not possible to invest directly in an index.

PRINCIPAL INVESTMENT STRATEGIES

The Value Plus Fund seeks long-term capital appreciation and modest current income by investing primarily in a concentrated portfolio of dividend-paying companies, which we believe are undervalued relative to their intrinsic value. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™ framework to identify companies with strong financial profiles and low prices relative to their earnings, cash flows and book values. We believe this value-based investment approach provides a margin of safety and limits downside risk relative to other equity investment strategies.

The Fund generally invests in companies with market capitalizations between $300 million and $3 billion, with a majority of its assets invested in companies that pay dividends. By investing in dividend paying companies, the Fund intends to capture the long-term capital appreciation of small-cap companies, while minimizing the volatility of returns inherent in the small-cap market.

INVESTMENT CONSIDERATIONS

The Value Plus Fund invests primarily in stocks of small companies, which are generally less liquid than large companies. The Fund also invests in a smaller number of stocks (generally 40 to 60) than the average mutual fund. The performance of these holdings may increase the volatility of the Fund’s returns. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values.

MANAGEMENT REPORT

We are pleased to inform shareholders that the Heartland Value Plus Fund gained 4.73% for 2007. The Fund outperformed the Russell 2000 Index of small company stocks which was down 1.57% and significantly outpaced the Russell 2000 Value Index, the lower price-to-book subset index, which declined 9.78% for the year.

To provide our shareholders with outsized returns relative to our benchmark indices, we strive to own a focused group of dividend paying companies that generate sustainable cash flows with solid balance sheets and managers who think and act like owners. However, we generally invest in these types of companies when we believe they trade at a significant discount to their true intrinsic value.

With this combination of solid businesses at a reasonable price and Heartland’s value-driven process, it is not unusual that many of these small companies are bought out by strategic and financial buyers. This trend continued to be the case for the Value Plus Fund, as six of our portfolio holdings were either acquired or merged with other companies.

A primary factor driving stock performance in 2007 was the subprime mortgage debacle that spun into an ensuing financial crisis. As bottom-up stock pickers, we focus on specific issues related to individual stocks. However, we also look at trends affecting particular sectors. Therefore, with the angst hanging over the market, we have taken a defensive stance to limit downside risk by decreasing the Fund’s weightings in the Financials and Consumer Discretionary sectors.

HEARTLAND VALUE PLUS FUND

We also have added stocks to the Fund, Navigant Consulting Corp (NCI) and Asset Acceptance Capital Corp (AACC), that should see increased business as a direct result of the subprime fallout. Navigant Consulting provides dispute, financial and regulatory services to the legal community, yet sells at a significant discount to its competitors on a number of valuation metrics. The tsunami of lawsuits relating to the subprime meltdown should drive their top-line sales for the next few years.

Asset Acceptance, another subprime beneficiary, buys and then collects defaulted and charged-off loans. We expect the company to grow nicely over the next couple of years as the number of bad loans rises and demand from competitors wane, thereby improving pricing and driving higher returns. We especially like the fact that insiders own over half of the company and the company’s managers and directors have recently increased their stake through open market purchases.

The Fund also owns several companies based on other long-term themes, namely higher energy prices. In 2007, the price of oil rose 57%. These higher levels are likely to remain as emerging markets grow and increase demand for more goods and services. The price of oil has risen because of increasing demand from the aforementioned markets, but also because new supplies have failed to keep up with this new demand. We do concede that a U.S. recession and/or slower growth from China and the other developing nations would temporarily slow demand, but longer-term, depleting supplies will likely support higher commodity prices. To take advantage of our view, we have overweighted the Energy sector versus the benchmark.

RESOLVED TO FIND UNDERVALUED STOCKS

We expect the 2008 market will continue to be volatile given the current state of affairs, but we remain steadfast in our discipline to discover undervalued stocks. We believe the Fund continues to hold many undervalued companies and that the financial crisis currently rippling through Wall Street may present some remarkable opportunities in the year ahead.

As always, we remain disciplined and patient investors with a long-term focus. We strive to outperform our benchmarks and provide our shareholders with high-ranking relative returns versus our competitors. The table below highlights how the Heartland Value Plus Fund stacks up against its peers as of December 31, 2007, according to Lipper, Inc.

	LIPPER RANKING - AMONG SMALL-CAP VALUE FUNDS
Heartland Value Plus Fund	Ranking in Universe	Percentile
1 Year	26 out of 296	9%
3 Years	83 out of 232	36%
5 Years	29 out of 179	17%
10 Years	39 out of 78	50%
Since Inception (10/26/93)	10 out of 27	38%

Lipper is an independent monitor of fund performance. Rankings reflect historical total returns relative to peers and are not intended to predict future results. Lipper does not guarantee the accuracy of this information. For purposes of Lipper rankings, the inception date of the Fund is October 28, 1993. Lipper category definitions are listed on the final page of this report.

VALUE PLUS FUND — GROWTH OF $10,000 SINCE INCEPTION

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Chart of growth of $10,000 represents a hypothetical investment in the Fund for the since inception (10/26/93) period ended December 31, 2007. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

WEIGHTED MEDIAN VALUATION ANALYSIS

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	41
Net assets	$238 mil.
NAV	$22.87
Median market cap	$662 mil.
Weighted average market cap	$1,138 mil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Cimarex Energy Co.	4.0%
Datascope Corp.	3.8
Massey Energy Co.	3.8
American Vanguard Corp.	3.6
Conmed Corp.	3.6
LSI Industries, Inc.	3.4
Applied Signal Technology, Inc.	3.4
Quanex Corp.	3.3
STERIS Corp.	3.0
Harleysville Group, Inc.	3.0

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are listed on the final page of this report. All information, unless otherwise indicated, is as of 12/31/07.

HEARTLAND VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

PORTFOLIO MANAGEMENT TEAM	FUND PERFORMANCE
	Average Annual Total Returns as of December 31, 2007	One Year	Three Years	Five Years	Ten Years	Fifteen Years	Since Inception 12/28/84
	Heartland Value Fund	-5.53%	7.25%	18.02%	11.47%	13.77%	14.74%
	Russell 2000 Value Index	-9.78	5.27	15.80	9.0 6	12.48	12.81
	Russell 2000 Index	-1.57	6.80	16.25	7.0 8	10.10	10.94

As of the Prospectus dated 5/1/07, the expense ratio for the Heartland Value Fund is 1.12%. The performance of the Value Fund reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management, fund accounting, and distribution and service fees. The performance shown reflects the reinvestment of all dividend and capital gains distributions. More recent information can be found in the Financial Highlights.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce performance. To obtain performance information current to the most recent month end, please call 1-800-432-7856 or visit www.heartlandfunds.com.

Index Source: FactSet Research Systems, Inc.

Index definitions are listed on the final page of this report. It is not possible to invest directly in an index.

PRINCIPAL INVESTMENT STRATEGIES

The Value Fund seeks long-term capital appreciation by investing in small and micro-cap companies, which we believe are undervalued relative to their intrinsic value. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value InvestingTM framework to identify companies with strong financial profiles and low prices relative to their earnings, cash flows and book values. We believe this value-based investment approach provides a margin of safety and limits downside risk relative to other equity investment strategies. The Fund generally invests in companies with a market capitalization less than $1.5 billion and may invest a significant portion of its assets in companies with a market capitalization less than $300 million. The Fund focuses on the small and micro-cap market because it has historically provided superior long-term returns.

INVESTMENT CONSIDERATIONS

The Value Fund invests primarily in stocks of small companies selected on a value basis. Such securities may be more volatile and less liquid than those of larger companies and there is risk that the broad market may not recognize the intrinsic value of such securities.

MANAGER COMMENTARY

The credit crisis induced by the unraveling of the subprime mortgage market claimed many victims in 2007. As depicted in the table to the right, small and micro-cap stocks were one of the more prominent victims as they declined 21% and 41%, respectively. The key factor driving the underperformance of small and micro-cap stocks was investors’ desire to migrate towards the perceived safety of large, diversified companies that had the financial wherewithal to survive the credit crunch that ensued from the subprime fallout. This underperformance was further exacerbated by investors’ proclivity for stocks with strong growth profiles, such as international stocks, that would be able to post strong earnings growth in the face of a slowing U.S. economic environment. With a median market capitalization of $168 million and a value investment style, the Value Fund was adversely impacted by this rotation away from small and micro-cap value stocks towards large-cap and growth stocks.

Due to these factors, the Heartland Value Fund declined 5.53% for the year versus a decline of 1.57% for the Russell 2000 Index. However, the Fund outperformed its primary benchmark, the Russell 2000 Value Index, which declined 9.78% for the year. While we are never satisfied with negative returns, we were pleased that we were able to minimize the losses for our shareholders both relative to the Russell 2000 Value Index and the broader small and micro-cap markets, which as noted above, declined significantly. We believe our relative outperformance in 2007 provides tangible evidence of the benefit of our disciplined value approach to investing.

The subprime market fallout continues to exact its toll on the economy and the equity markets; however, given the significant declines that we witnessed in the small and micro-cap market in 2007, we believe a significant amount of the bad news is already reflected in the stock prices of small and micro-cap stocks. Consequently, many small and micro-cap stocks with solid business models and strong financial profiles are trading at historically low valuation levels.

RETURNS BY MARKET CAP (12/31/06 - 12/18/07)	Change (%)
Micro — <$100MM	-41%
Small — $100MM-$1B	-21
Mid — $1-$10B	-2
Large — $10-$100B	6
Mega — >$100B	17
Source: “2007 Value Creators and Destroyers”, Morningstar, Inc., December 26, 2007

HEARTLAND VALUE FUND

Interdigital (IDCC), the Fund’s current largest holding, is an example of the type of attractive valuations and investment opportunities we are finding in the current market environment. Interdigital is a wireless digital communications company that currently receives royalties on 75% of all digital cell phones that use the latest 3G technology. Despite its dominant position and the continued growth in cellphones, the stock trades at eight times our 2008 earnings estimate, has nearly no debt on its balance sheet and is currently buying back stock. This is just a sample of the significant values we believe exist in the portfolio today.

POSITIONING THE FUND TO WEATHER THIS BEAR MARKET

While we acknowledge that the first half of 2008 may present additional challenges we believe we have positioned the Fund appropriately. In particular, consistent with our strategy of investing in companies with safety nets, we continue to own companies with low levels of debt, thus reducing our financial risk in the event the continued malaise in the debt markets persists and the economy slows. In fact, the debt-to-capitalization ratio of the Fund is only 19%, well below the 35% level for our benchmark, the Russell 2000 Value Index.

In addition, a number of investments in the Fund are uniquely positioned to benefit from the continued issues plaguing the subprime market. FirstCity Financial Corporation (FCFC) is one such beneficiary as it acquires non-performing asset pools. With increasing amounts of non-performing assets on the books of banks and financial institutions, we believe FirstCity Financial is well positioned to buy assets at very attractive prices. In addition to the favorable secular trends, we like the safety nets associated with FirstCity Financial, namely that the stock trades below tangible book value and for approximately six times our 2008 earnings estimate. We believe this combination of downside protection and capital appreciation opportunities make FirstCity Financial an attractive investment in this market environment.

In summary, we approach 2008 with optimism as we believe the significant declines in small and micro-cap stocks in 2007 have created compelling valuations and attractive entry points for the patient, long-term investor. Our disciplined, value investment approach has enabled us to successfully navigate market volatility in the past and we believe it will assist us in the current market environment.

LONG-TERM TRACK RECORD OF CREATING WEALTH

Through many bull and bear markets, the Fund has provided superior investment results compared with its benchmarks. Since its inception more than 23 years ago, a $10,000 investment in the Value Fund would be worth $236,000 today, as shown in the table below.

VALUE FUND — GROWTH OF $10,000 SINCE INCEPTION

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Chart of growth of $10,000 represents a hypothetical investment in the Fund for the since inception (12/28/84) period ended December 31, 2007. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

WEIGHTED MEDIAN VALUATION ANALYSIS

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	190
Net assets	$1,708 bil.
NAV	$41.50
Median market cap	$168 mil.
Weighted average market cap	$605 mil.

TOP TEN HOLDINGS — % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

InterDigital, Inc.	4.1%
Swift Energy Co.	2.6
Sherritt International Corp.	2.2
Quintana Maritime, Ltd.	2.0
Fuelcell Energy, Inc.	1.7
Sangamo BioSciences, Inc.	1.7
High River Gold Mines, Ltd.	1.6
Massey Energy Co.	1.5
Newpark Resources, Inc.	1.4
Badger Meter, Inc.	1.4

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are listed on the final page of this report. All information, unless otherwise indicated, is as of 12/31/07.

We are pleased to report that the Value Fund has maintained its #1 ranking for the since inception period, as shown below:

	LIPPER RANKING - AMONG SMALL-CAP CORE FUNDS
Heartland Value Fund	Ranking in Universe	Percentile
1 Year	557 out of 775	72%
3 Years	218 out of 611	36%
5 Years	88 out of 478	19%
10 Years	25 out of 169	15%
15 Years	5 out of 46	11%
Since Inception (12/28/84)	1 out of 12	ranked	#1

Lipper is an independent monitor of fund performance. Rankings reflect historical total returns relative to peers and are not intended to predict future results. Lipper does not guarantee the accuracy of this information. For purposes of Lipper rankings, the inception date of the Fund is January 3, 1985. Lipper category definitions are listed on the final page of this report.

THE HEARTLAND FAMILY OF EQUITY FUNDS –

ADDITIONAL FUND CHARACTERISTICS

MARKET CAP SEGMENTATION – % OF TOTAL INVESTMENTS

The Heartland Funds are managed according to our time-tested, value-driven philosophy. The core of this is outlined by Heartland’s trademarked 10 Principles of Value Investing.™ We believe this bargain-hunting process — which places emphasis on identifying a catalyst — may limit downside risk relative to other equity investment strategies, while providing an opportunity for upside capital appreciation.

What distinguishes each Heartland Fund is the size of the companies on which each Fund’s portfolio management team focuses. The following table summarizes the market capitalization of each of the Heartland Funds as of December 31, 2007. Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations.

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Micro-Cap Holdings – $0 - $300 million	0.0%	9.5%	38.8%
Small-Cap Holdings – $300 million - $2 billion	26.3	66.8	46.8
Mid-Cap Holdings – $2 - $10 billion	34.0	14.3	4.9
Large-Cap Holdings – Greater than $10 billion	33.6	0.0	0.0
Short-Term Investments	6.1	9.4	9.5
Total	100.0%	100.0%	100.0%

SECTOR ALLOCATION – % OF TOTAL INVESTMENTS

The following table summarizes the sector classifications of each of the Heartland Funds as of December 31, 2007. These sectors represent groupings of the industry classifications delineated within the Schedules of Investments for each Fund that follows. Portfolio holdings, statistics and manager views are subject to change without notice and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations.

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Consumer Discretionary	11.3%	6.0%	6.2%
Consumer Staples	6.5	1.4	3.1
Energy	13.5	14.6	12.3
Financials	5.7	7.4	6.8
Health Care	8.4	10.5	11.0
Industrials	15.2	19.7	24.2
Information Technology	15.2	15.4	21.0
Materials	10.9	15.6	5.9
Utilities	7.2	0.0	0.0
Short-Term Investments	6.1	9.4	9.5
Total	100.0%	100.0%	100.0%

FINANCIAL STATEMENTS

SELECT VALUE FUND – SCHEDULE OF INVESTMENTS

December 31, 2007

COMMON STOCKS (95.9%)	SHARES	VALUE
Air Freight & Logistics (1.6%)
FedEx Corp.	60,000	$5,350,200
Auto Components (1.0%)
Modine Manufacturing Co.	200,000	3,302,000
Beverages (2.1%)
Constellation Brands, Inc. (Class A) (a)	300,000	7,092,000
Capital Markets (1.7%)
Legg Mason, Inc.	75,000	5,486,250
Chemicals (4.5%)
Dow Chemical Co.	200,000	7,884,000
PPG Industries, Inc.	100,000	7,023,000

		14,907,000
Communications Equipment (5.6%)
InterDigital, Inc. (a)	300,000	6,999,000
MasTec, Inc. (a)	600,000	6,102,000
ADTRAN, Inc.	250,000	5,345,000

		18,446,000
Computers & Peripherals (2.8%)
Seagate Technology	250,000	6,375,000
Sun Microsystems, Inc. (a)	150,000	2,719,500

		9,094,500
Containers & Packaging (2.1%)
Smurfit-Stone Container Corp. (a)	650,000	6,864,000
Diversified Consumer Services (2.3%)
H&R Block, Inc.	400,000	7,428,000
Electronic Equipment & Instruments (5.6%)
Plexus Corp. (a)	300,000	7,878,000
Benchmark Electronics, Inc. (a)	300,000	5,319,000
Avnet, Inc. (a)	150,000	5,245,500

		18,442,500
Energy Equipment & Services (4.3%)
ShawCor, Ltd. (Class A) (CAD) (b)	250,000	8,954,089
Grey Wolf, Inc. (a)	1,000,000	5,330,000

		14,284,089
Food Products (4.5%)
Hormel Foods Corp.	186,200	7,537,376
Smithfield Foods, Inc. (a)	250,000	7,230,000

		14,767,376
Gas Utilities (2.2%)
UGI Corp.	270,000	7,357,500
Health Care Equipment & Supplies (2.3%)
Covidien, Ltd.	175,000	7,750,750
Health Care Providers & Services (2.2%)
Lifepoint Hospitals, Inc. (a)	240,000	7,137,600
Hotels, Restaurants & Leisure (2.2%)
Royal Caribbean Cruises, Ltd.	175,000	7,427,000
Industrial Conglomerates (2.2%)
General Electric Co.	200,000	7,414,000
Insurance (4.1%)
Unum Group	300,000	7,137,000
The Allstate Corp.	125,000	6,528,750

		13,665,750
Machinery (6.1%)
Pentair, Inc.	200,000	6,962,000
Albany International Corp. (Class A)	180,000	6,678,000
Caterpillar, Inc.	90,000	6,530,400

		20,170,400
Marine (2.7%)
Ultrapetrol Bahamas, Ltd. (a)	520,000	8,845,200
Media (1.7%)
CBS Corp. (Class B)	200,000	5,450,000
Metals & Mining (2.2%)
Alcoa, Inc.	200,000	7,310,000
Multi-Utilities (5.1%)
Integrys Energy Group, Inc.	165,000	8,528,850
MDU Resources Group, Inc.	300,000	8,283,000

		16,811,850
Multiline Retail (2.6%)
Kohl’s Corp. (a)	190,000	8,702,000
Oil, Gas & Consumable Fuels (9.5%)
Anadarko Petroleum Corp.	140,000	9,196,600
Cimarex Energy Co.	190,000	8,080,700
ConocoPhillips Co.	90,000	7,947,000
Swift Energy Co. (a)	141,400	6,237,154

		31,461,454
Paper & Forest Products (2.3%)
P.H. Glatfelter Co.	500,000	7,655,000
Pharmaceuticals (4.1%)
Pfizer, Inc.	300,000	6,819,000
Wyeth	150,000	6,628,500

		13,447,500
Road & Rail (1.1%)
Union Pacific Corp.	30,000	3,768,600
Semiconductors (1.6%)
LSI Corp. (a)	1,000,000	5,310,000
Specialty Retail (1.8%)
Rent-A-Center, Inc. (a)	415,000	6,025,800
Trading Companies & Distributors (1.8%)
WESCO International, Inc. (a)	150,000	5,946,000

TOTAL COMMON STOCKS (Cost $299,483,447)		$317,120,319

SHORT-TERM INVESTMENTS (6.2%)	PAR AMOUNT
U.S. GOVERNMENT AGENCY SECURITIES (3.0%)(c)
U.S. Treasury Bills, 5/29/08, 3.20%	$10,000,000	$9,866,100

TIME DEPOSITS (3.2%)(d)
Brown Brothers Harriman, 2.53%	10,639,625	10,639,625

TOTAL SHORT-TERM INVESTMENTS (Cost $20,509,250)		$20,505,725

TOTAL INVESTMENTS (Cost $319,992,697) (102.1%)		$337,626,044
Other assets and liabilities, net (-2.1%)		(6,784,732)

TOTAL NET ASSETS (100.0%)		$330,841,312

(a)	Non-income producing security.
(b)	Foreign-denominated security.
(c)	The rate denoted is the effective yield as of December 31, 2007.
(d)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is as of December 31, 2007.

(CAD) Canadian issuer.

Industry and sector classifications for each security held are generally determined by referencing the Global Industry Classification Standard Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International.

The accompanying Notes to Financial Statements are an integral part of these Statements.

VALUE PLUS FUND – SCHEDULE OF INVESTMENTS

December 31, 2007

COMMON STOCKS (90.9%)	SHARES	VALUE
Aerospace & Defense (3.4%)
Applied Signal Technology, Inc.	600,000	$8,148,000
Auto Components (0.8%)
Sauer-Danfoss, Inc.	75,000	1,878,750
Chemicals (9.3%)
American Vanguard Corp.	500,000	8,675,000
Olin Corp.	300,000	5,799,000
Chemtura Corp.	500,000	3,900,000
Arch Chemicals, Inc.	100,000	3,675,000

		22,049,000
Commercial Services & Supplies (7.6%)
Navigant Consulting, Inc. (a)	500,000	6,835,000
CDI Corp.	250,000	6,065,000
ABM Industries, Inc.	250,000	5,097,500

		17,997,500
Diversified Financial Services (1.1%)
Asset Acceptance Capital Corp.	250,000	2,602,500
Electrical Equipment (3.5%)
LSI Industries, Inc.	450,000	8,190,000
Electronic Equipment & Instruments (4.4%)
Park Electrochemical Corp.	250,000	7,060,000
CTS Corp.	350,000	3,475,500

		10,535,500
Energy Equipment & Services (2.9%)
Tidewater, Inc.	75,000	4,114,500
Lufkin Industries, Inc.	50,000	2,864,500

		6,979,000
Food Products (1.4%)
Sanderson Farms, Inc.	100,000	3,378,000
Health Care Equipment & Supplies (10.5%)
Datascope Corp.	250,000	9,100,000
CONMED Corp. (a)	375,000	8,666,250
STERIS Corp.	250,000	7,210,000

		24,976,250
Insurance (5.0%)
Harleysville Group, Inc.	200,000	7,076,000
Horace Mann Educators Corp.	250,000	4,735,000

		11,811,000
IT Services (2.8%)
Perot Systems Corp. (Class A) (a)	500,000	6,750,000
Machinery (2.4%)
Federal Signal Corp.	500,000	5,610,000
Media (4.2%)
PRIMEDIA, Inc.	750,000	6,375,000
Regal Entertainment Group	200,000	3,614,000

		9,989,000
Metals & Mining (5.2%)
Quanex Corp.	150,000	7,785,000
Amerigo Resources, Ltd. (CAD) (b)	2,000,000	4,662,004

		12,447,004
Multiline Retail (1.0%)
Fred’s, Inc. (Class A)	250,000	2,407,500
Oil, Gas & Consumable Fuels (11.7%)
Cimarex Energy Co.	225,000	9,569,250
Massey Energy Co.	250,000	8,937,500
St. Mary Land & Exploration Co.	125,000	4,826,250
Berry Petroleum Co. (Class A)	100,000	4,445,000

		27,778,000
Paper & Forest Products (1.1%)
Wausau Paper Corp.	300,000	2,697,000
Real Estate Investment Trusts (1.4%)
Education Realty Trust, Inc.	300,000	3,372,000
Semiconductors (2.9%)
Micrel, Inc.	800,000	6,760,000
Software (5.3%)
Mentor Graphics Corp. (a)	500,000	5,390,000
QAD, Inc.	450,000	4,203,000
Novell, Inc. (a)	450,000	3,091,500

		12,684,500
Trading Companies & Distributors (0.6%)
Electro Rent Corp.	100,000	1,485,000
Transportation Infrastructure (2.4%)
Quixote Corp.	300,000	5,697,000

TOTAL COMMON STOCKS (Cost $212,600,511)		$216,222,504

WARRANTS (0.0%)
Biotechnology (0.0%)
GTC Biotherapeutics, Inc. (c)	273,224	$—

TOTAL WARRANTS (Cost $34,153)		$—

SHORT-TERM INVESTMENTS (9.5%)	PAR AMOUNT
U.S. GOVERNMENT AGENCY SECURITIES (8.3%)(d)
U.S. Treasury Bills, 5/29/08, 3.20%	$20,000,000	$19,732,200

TIME DEPOSITS (1.2%)(e)
Brown Brothers Harriman, 2.53%	2,701,989	2,701,989

TOTAL SHORT-TERM INVESTMENTS (Cost $22,441,239)		$22,434,189

TOTAL INVESTMENTS (Cost $235,075,903) (100.4%)		$238,656,693
Other assets and liabilities, net (-0.4%)		(878,709)

TOTAL NET ASSETS (100.0%)		$237,777,984

(a)	Non-income producing security.
(b)	Foreign-denominated security.
(c)	Valued at fair value using methods determined by the Board of Directors. See Note 2(a) in Notes to Financial Statements.
(d)	The rate denoted is the effective yield as of December 31, 2007.
(e)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is as of December 31, 2007.

(CAD) Canadian issuer.

Industry and sector classifications for each security held are generally determined by referencing the Global Industry Classification Standard Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International.

The accompanying Notes to Financial Statements are an integral part of these Statements.

VALUE FUND – SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2007

COMMON STOCKS (90.6%)	SHARES	VALUE
Aerospace & Defense (0.9%)
MTC Technologies, Inc. (a)	322,500	$7,578,750
Ducommun, Inc. (a)	129,865	4,934,870
Herley Industries, Inc. (a)	212,300	2,919,125

		15,432,745
Air Freight & Logistics (0.1%)
AirNet Systems, Inc. (a)(b)(c)	903,000	1,688,610
Airlines (1.4%)
Alaska Air Group, Inc. (a)	700,000	17,507,000
Mesa Air Group, Inc. (a)(c)	1,950,000	6,025,500

		23,532,500
Auto Components (0.6%)
Strattec Security Corp.	100,000	4,143,000
Hy-Drive Technologies, Ltd. (CAD) (a)(c)(d)	3,000,000	3,496,503
Wonder Auto Technology, Inc. (a)	283,000	3,132,810

		10,772,313
Biotechnology (1.8%)
Sangamo BioSciences, Inc. (a)(c)(e)	2,200,000	28,798,000
Isolagen, Inc. (a)	1,000,000	2,510,000
China-Biotics, Inc. (a)	26,800	380,560

		31,688,560
Building Products (0.3%)
Patrick Industries, Inc. (a)(c)	293,525	2,923,509
Maezawa Kasei Industries Co., Ltd. (JPY)(d)	200,000	2,377,798

		5,301,307
Capital Markets (0.7%)
FirstCity Financial Corp. (a)(b)(c)	791,336	6,433,562
Cowen Group, Inc. (a)	567,000	5,392,170

		11,825,732
Chemicals (1.2%)
Chemtura Corp.	1,500,000	11,700,000
Omnova Solutions, Inc. (a)	2,000,000	8,820,000

		20,520,000
Commercial Banks (1.8%)
Sterling Financial Corp.	500,000	8,395,000
Fidelity Southern Corp. (b)(c)	496,472	4,632,084
Eastern Virginia Bankshares, Inc. (b)	200,000	3,390,000
FNB Corp.	141,964	3,297,823
Hawthorn Bancshares, Inc. (b)	109,293	2,732,325
Epic Bancorp. (c)	200,000	2,214,000
Southern Community Financial Corp.	300,000	1,959,000
Pacific Premier Bancorp, Inc. (a)	240,700	1,663,237
HF Financial Corp.	100,000	1,515,000
Guaranty Financial Corp. (b)(f)	9,116	884,252

		30,682,721
Commercial Services & Supplies (7.2%)
LECG Corp. (a)(c)	1,500,000	22,590,000
First Consulting Group, Inc. (a)	1,250,000	16,162,500
Exponent, Inc. (a)	550,000	14,872,000
Intersections, Inc. (a)(b)(c)	1,500,000	12,495,000
Spherion Corp. (a)	1,500,000	10,920,000
Navigant Consulting, Inc. (a)	750,000	10,252,500
Barrett Business Services, Inc.	500,000	9,005,000
Hudson Highland Group, Inc. (a)(c)	1,000,000	8,410,000
TRC Cos., Inc. (a)	923,300	7,386,400
Perma-Fix Environmental Services, Inc. (a)	2,500,000	6,175,000
RCM Technologies, Inc. (a)(c)	780,100	4,586,988

		122,855,388
Communications Equipment (8.8%)
InterDigital, Inc. (a)(c)	3,000,000	69,990,000
Sycamore Networks, Inc. (a)	5,000,000	19,200,000
Aastra Technologies, Ltd. (CAD) (a)(d)	426,700	14,750,925
EMS Technologies, Inc. (a)	400,000	12,096,000
Avanex Corp. (a)	8,846,059	8,846,059
EFJ, Inc. (a)(c)	1,989,042	5,449,975
Ditech Networks, Inc. (a)(c)	1,500,000	5,205,000
Lantronix, Inc. (a)(b)(c)	5,500,000	4,235,000
Hemisphere GPS, Inc. (CAD) (a)(d)	1,000,000	3,668,795
Extreme Networks, Inc. (a)	1,000,000	3,540,000
Westell Technologies, Inc. (a)	2,120,146	3,053,010
Radyne Corp. (a)	100,000	920,000

		150,954,764
Computers & Peripherals (0.2%)
STEC, Inc. (a)	500,000	4,370,000
Construction & Engineering (1.0%)
Northwest Pipe Co. (a)	182,300	7,135,222
URS Corp. (a)(e)	100,000	5,433,000
Insituform Technologies, Inc. (Class A) (a)	268,370	3,971,876

		16,540,098
Diversified Consumer Services (1.4%)
The Princeton Review, Inc. (a)(c)	1,500,000	12,495,000
Regis Corp.	400,000	11,184,000

		23,679,000
Diversified Financial Services (1.2%)
Encore Capital Group, Inc. (a)(c)	1,200,000	11,616,000
Asset Acceptance Capital Corp.	622,500	6,480,225
Collection House, Ltd. (AUD) (b)(d)	4,600,000	2,644,815

		20,741,040
Electrical Equipment (3.8%)
FuelCell Energy, Inc. (a)(c)	3,000,000	29,760,000
Magnetek, Inc. (a)(c)	2,850,000	12,198,000
Xantrex Technology, Inc. (CAD) (a)(d)	1,200,000	11,200,973
UQM Technologies, Inc. (a)(c)	1,958,000	6,637,620
HLS Systems International, Ltd. (a)	500,000	4,460,000
Composite Technology Corp. (a)(f)	444,500	617,855

		64,874,448
Electronic Equipment & Instruments (1.3%)
Napco Security Systems, Inc. (a)(c)	1,250,000	7,812,500
Richardson Electronics, Ltd. (c)	700,000	4,907,000
Wireless Ronin Technologies, Inc. (a)(c)	1,350,000	3,915,000
O.I. Corp. (b)(c)	245,900	2,938,505
MOCON, Inc.	200,000	2,274,000

		21,847,005
Energy Equipment & Services (2.7%)
Newpark Resources, Inc. (a)(c)	4,500,000	24,525,000
China Natural Gas, Inc. (a)(c)(f)	1,500,000	10,350,000
Gulf Island Fabrication, Inc.	256,100	8,120,931
Unit Corp. (a)	52,000	2,405,000

		45,400,931
Food Products (2.1%)
Riken Vitamin Co., Ltd. (JPY) (b)(d)	400,000	11,101,164
Origin Agritech, Ltd. (a)(c)	1,238,305	8,185,196
Hanover Foods Corp. (Class A) (a)(b)(f)	49,250	5,232,813
The Inventure Group, Inc. (a)(c)	1,900,622	4,238,387
Tasty Baking Co. (c)	300,000	2,496,000
John B. Sanfilippo & Son, Inc. (a)	294,517	2,479,833
Monterey Gourmet Foods, Inc. (a)	547,257	1,751,222

		35,484,615

The accompanying Notes to Financial Statements are an integral part of these Statements.

VALUE FUND – SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2007

COMMON STOCKS (CONTINUED)	SHARES	VALUE
Health Care Equipment & Supplies (3.2%)
Osteotech, Inc. (a)(c)	1,240,000	$9,696,800
Lifecore Biomedical, Inc. (a)	600,000	8,670,000
Fukuda Denshi Co., Ltd. (JPY) (b)(d)	300,000	8,567,592
National Dentex Corp. (a)(b)(c)	440,750	7,104,890
Nissui Pharmaceutical Co., Ltd. (JPY) (b)(d)	938,000	6,356,902
STAAR Surgical Co. (a)(c)	1,653,532	4,365,325
Trinity Biotech (ADR) (a)	600,000	4,092,000
Criticare Systems, Inc. (a)(b)(c)	1,000,000	3,270,000
Digirad Corp. (a)	750,000	2,730,000

		54,853,509
Health Care Providers & Services (3.0%)
BioScrip, Inc. (a)(c)	2,000,000	15,460,000
Hooper Holmes, Inc. (a)(c)	6,500,000	11,180,000
PDI, Inc. (a)(c)	1,000,000	9,370,000
Medical Staffing Network Holdings, Inc. (a)(b)	1,100,000	6,633,000
America Service Group, Inc. (a)(c)	800,000	5,864,000
SRI/Surgical Express, Inc. (a)(b)(c)	500,000	2,950,000

		51,457,000
Hotels, Restaurants & Leisure (0.1%)
Buca, Inc. (a)(c)	1,950,000	1,755,000
Household Durables (0.1%)
Flexsteel Industries, Inc.	100,000	1,200,000
Household Products (0.7%)
Oil-Dri Corp. of America (c)	562,500	12,341,250
Insurance (2.5%)
Presidential Life Corp.	1,000,000	17,510,000
SCPIE Holdings, Inc. (a)	358,000	9,834,260
PMA Capital Corp. (Class A) (a)	1,000,000	8,220,000
Meadowbrook Insurance Group, Inc. (a)	350,000	3,293,500
Specialty Underwriters’ Alliance, Inc. (a)	611,270	3,270,294

		42,128,054
Internet Software & Services (0.1%)
iPass, Inc. (a)	500,000	2,030,000
IT Services (2.5%)
TechTeam Global, Inc. (a)(b)(c)	975,000	12,285,000
Tier Technologies, Inc. (Class B) (a)(c)	950,000	8,075,000
StarTek, Inc. (a)(c)	750,000	6,982,500
SM&A (a)(c)	1,000,000	5,830,000
Computer Task Group, Inc. (a)(c)	1,000,000	5,530,000
Analysts International Corp. (a)(b)(c)	2,300,000	3,519,000

		42,221,500
Leisure Equipment & Products (0.1%)
Aldila, Inc.	100,000	1,639,000
Life Sciences, Tools & Services (0.1%)
CNS Response, Inc. (a)(b)(c)(f)	1,800,000	1,296,000
Machinery (6.5%)
Badger Meter, Inc. (e)	521,000	23,418,950
Force Protection, Inc. (a)(c)	4,000,000	18,720,000
Federal Signal Corp.	1,639,500	18,395,190
Flanders Corp. (a)(c)	1,605,000	9,020,100
Mueller Water Products, Inc. (Class A)	900,000	8,568,000
Portec Rail Products, Inc. (c)	700,000	7,686,000
Basin Water, Inc. (a)	900,000	7,443,000
Met-Pro Corp.	533,333	6,442,663
Titan Machinery, Inc. (a)	350,000	4,585,000
Supreme Industries, Inc. (Class A) (b)(c)	600,000	3,480,000
MFRI, Inc. (a)(c)	200,000	2,134,000
Mueller Water Products, Inc. (Class B)	104,800	1,044,856

		110,937,759
Marine (2.0%)
Quintana Maritime, Ltd.	1,500,000	34,470,000
Media (1.2%)
Horipro, Inc. (JPY)(d)	700,000	8,146,822
Spanish Broadcasting System, Inc. (Class A) (a)(c)	2,500,000	4,625,000
Journal Register Co. (c)	1,504,900	2,648,624
4 Kids Entertainment, Inc. (a)	200,000	2,630,000
Saga Communications, Inc. (a)	400,000	2,356,000
SPAR Group, Inc. (a)(b)(c)	1,228,000	835,040

		21,241,486
Metals & Mining (4.7%)
High River Gold Mines, Ltd. (CAD) (a)(d)	9,713,600	27,958,472
PolyMet Mining Corp. (CAD) (a)(d)	4,000,000	13,134,691
Canam Group, Inc. (CAD) (d)	750,000	10,755,549
Midway Gold Corp. (CAD) (a)(c)(d)	2,500,000	9,729,401
North American Tungsten Corp., Ltd. (CAD) (a)(d)	5,050,700	6,654,414
First Majestic Silver Corp. (CAD) (a)(d)	1,000,000	4,662,004
Northern Star Mining Corp. (CAD) (a)(d)	3,000,000	2,584,372
US Silver Corp. (CAD)(d)	3,056,000	2,477,754
Baffinland Iron Mines Corp. (CAD) (a)(d)	382,200	1,743,083

		79,699,740
Multiline Retail (1.5%)
Fred’s, Inc. (Class A)	1,443,100	13,897,053
Duckwall-ALCO Stores, Inc. (a)(b)(c)	380,400	12,142,368

		26,039,421
Oil, Gas & Consumable Fuels (9.7%)
Swift Energy Co. (a)	1,000,000	44,110,000
Sherritt International Corp. (CAD) (d)	2,744,200	36,962,013
Massey Energy Co. (e)	700,000	25,025,000
Clayton Williams Energy, Inc. (a)(c)	548,760	17,099,361
Rosetta Resources, Inc. (a)	500,000	9,915,000
Stone Energy Corp. (a)	200,000	9,382,000
Brigham Exploration Co. (a)	1,178,436	8,861,839
Far East Energy Corp. (a)(c)	7,500,000	7,200,000
Quest Resource Corp. (a)	1,000,000	7,170,000

		165,725,213
Personal Products (0.3%)
Nature’s Sunshine Products, Inc. (f)	500,000	4,750,000
Pharmaceuticals (2.9%)
Biovail Corp. (CAD) (d)	1,000,000	13,540,083
Discovery Laboratories, Inc. (a)(c)	5,500,000	11,825,000
Fuji Pharmaceutical Co., Ltd. (JPY) (d)	499,000	11,168,308
Caraco Pharmaceutical Laboratories, Ltd. (a)	500,000	8,575,000
ASKA Pharmaceutical Co., Ltd. (JPY) (d)	500,000	4,162,936

		49,271,327
Real Estate Investment Trusts (0.3%)
Capital Lease Funding, Inc.	700,000	5,894,000
Road & Rail (0.6%)
Marten Transport, Ltd. (a)	700,000	9,765,000
Semiconductors (5.0%)
TriQuint Semiconductor, Inc. (a)	3,000,000	19,890,000
Skyworks Solutions, Inc. (a)	2,000,000	17,000,000
Axcelis Technologies, Inc. (a)	3,000,000	13,800,000
Lattice Semiconductor Corp. (a)	2,500,000	8,125,000
hi/fn, inc. (a)(c)	1,300,000	7,436,000
Actel Corp. (a)	489,400	6,685,204
Micrel, Inc.	750,000	6,337,500
FSI International, Inc. (a)(c)	2,005,130	3,609,234
Kopin Corp. (a)	1,000,000	3,160,000

		86,042,938

The accompanying Notes to Financial Statements are an integral part of these Statements.

VALUE FUND – SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2007

COMMON STOCKS (CONTINUED)	SHARES	VALUE
Software (3.1%)
Actuate Corp. (a)(c)	1,500,000	$11,655,000
eSPEED, Inc. (Class A) (a)	987,312	11,156,626
Dynamics Research Corp. (a)(b)(c)	750,000	8,115,000
PLATO Learning, Inc. (a)(c)	1,505,600	5,977,232
Intervoice, Inc. (a)	500,000	3,995,000
Catapult Communications Corp. (a)	400,000	3,020,000
CallWave, Inc. (a)	906,400	2,809,840
ePlus, Inc. (a)(f)	286,115	2,766,732
OPNET Technologies, Inc. (a)	300,000	2,718,000

		52,213,430
Textiles, Apparel & Luxury Goods (1.1%)
Hampshire Group, Ltd. (a)(b)(c)(f)	465,540	6,517,560
Lakeland Industries, Inc. (a)(c)	500,000	5,735,000
Ashworth, Inc. (a)(c)	1,000,000	2,850,000
LaCrosse Footwear, Inc.	137,590	2,413,329
Phoenix Footwear Group, Inc. (a)(b)(c)	790,000	1,382,500

		18,898,389
Thrifts & Mortgage Finance (0.3%)
B of I Holding, Inc. (a)	400,000	2,860,000
Riverview Bancorp, Inc.	140,600	1,611,276
Timberland Bancorp, Inc.	100,000	1,218,000
		5,689,276
Trading Companies & Distributors (0.5%)
Industrial Distribution Group, Inc. (a)(c)	500,000	5,725,000
Aceto Corp.	300,000	2,400,000

		8,125,000

TOTAL COMMON STOCKS (Cost $1,279,470,732)		$1,547,876,069

WARRANTS (0.0%)
Biotechnology (0.0%)
Senesco Technologies, Inc. (c)(f)	50,000	$—
Energy Equipment & Services (0.0%)
China Natural Gas, Inc. (c)(f)	225,000	—
Life Sciences, Tools & Services (0.0%)
CNS Response, Inc. (c)(f)	540,000	—
Metals & Mining (0.0%)
PolyMet Mining Corp. (CAD) (a)(d)(f)	1,000,000	—

TOTAL WARRANTS (Cost $—)		$—

SHORT-TERM INVESTMENTS (9.5%)	PAR AMOUNT
U.S. GOVERNMENT AND AGENCY SECURITIES (9.2%)(g)
U.S. Treasury Bills, 5/29/08, 3.20%	$160,000,000	$157,857,600

TIME DEPOSITS (0.3%)(h)
Brown Brothers Harriman, 2.53%	4,346,691	4,346,691

TOTAL SHORT-TERM INVESTMENTS (Cost $162,260,691)		$162,204,291

TOTAL INVESTMENTS (Cost $1,441,731,423) (100.1%)		$1,710,080,360
Other assets and liabilities, net (-0.1%)		(1,841,798)

TOTAL NET ASSETS (100.0%)		$1,708,238,562

(a)	Non-income producing security.
(b)	Illiquid security, pursuant to guidelines established by the Board of Directors. See Note 2(i) in Notes to Financial Statements.
(c)	Affiliated company. See Note 10 in Notes to Financial Statements.
(d)	Foreign-denominated security.
(e)	Security pledged as collateral on written options. See Note 2(h) in Notes to Financial Statements.
(f)	Valued at fair value using methods determined by the Board of Directors. See Note 2(a) in Notes to Financial Statements.
(g)	The rate denoted is the effective yield as of December 31, 2007.
(h)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is as of December 31, 2007.

(ADR) American Depositary Receipt.

(AUD) Australian issuer.

(CAD) Canadian issuer.

(JPY) Japanese issuer.

Industry and sector classifications for each security held are generally determined by referencing the Global Industry Classification Standard Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International.

The accompanying Notes to Financial Statements are an integral part of these Statements.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2007

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
ASSETS:
Investments in securities, at cost(1)	$319,992,697	$235,075,903	$1,441,731,423

Investments in securities, at value	$337,626,044	$238,656,693	$1,085,810,236
Investments in affiliates, at value (see Note 10)	—	—	624,270,124

Total Investments, at value	337,626,044	238,656,693	1,710,080,360

Foreign currency, at value (cost $-, $- and $4,984,518, respectively)	—	—	5,654,503
Receivable for securities sold	—	—	5,327,706
Accrued dividends and interest	447,698	136,690	629,088
Receivable for capital shares issued	544,130	203,537	2,314,651
Prepaid expenses	38,890	34,012	50,350

Total Assets	338,656,762	239,030,932	1,724,056,658

LIABILITIES:
Written covered call options, at value (proceeds $-, $-, $1,640,747, respectively)	—	—	1,020,000
Payable for securities purchased	6,116,165	—	9,897,173
Payable for capital shares redeemed	1,574,489	1,123,216	4,301,939
Accrued expenses
Fund accounting fees	7,431	5,444	37,755
Transfer agency fees	58,316	53,872	252,207
Other	59,049	70,416	309,022

Total Liabilities	7,815,450	1,252,948	15,818,096

TOTAL NET ASSETS	$330,841,312	$237,777,984	$1,708,238,562

NET ASSETS CONSIST OF:
Paid in capital	$314,584,641	$234,198,201	$1,444,270,631
Accumulated undistributed (distributions in excess of) net investment income	4,478	(1,007)	(7,606,795)
Accumulated undistributed gains (losses) on investments, futures, options and translation of assets and liabilities in foreign currency	(1,381,154)	—	1,934,669
Net unrealized appreciation on investments	17,633,347	3,580,790	269,640,057

TOTAL NET ASSETS	$330,841,312	$237,777,984	$1,708,238,562

Shares outstanding, $0.001 par value (100,000,000; 100,000,000, and 150,000,000 shares authorized, respectively)	12,493,439	10,395,611	41,159,405

NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$26.48	$22.87	$41.50

(1)	Includes cost of investments in affiliates of $579,747,054 for the Value Fund. See Note 10 in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2007

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
INVESTMENT INCOME:
Dividends	$5,878,403	$7,283,198	$16,580,295
Interest	250,940	375,292	3,813,120
Foreign tax withheld	(6,431)	(144,796)	(431,814)

Total Investment Income	6,122,912	7,513,694	19,961,601

EXPENSES:
Management fees	2,514,576	1,852,527	14,760,533
Distribution fees	838,192	661,615	3,944,829
Transfer agency fees	459,465	384,166	2,154,860
Fund accounting fees	91,624	73,738	509,856
Custodian fees	30,190	30,382	226,032
Printing and communication fees	21,253	31,996	124,783
Postage fees	46,793	17,727	50,064
Legal fees	18,421	14,532	134,971
Registration fees	27,329	25,728	65,681
Directors’ fees	17,804	15,077	93,771
Audit fees	30,204	33,077	40,738
Insurance fees	35,273	32,258	250,369
Other expenses	27,118	23,539	161,972

Total Expenses	4,158,242	3,196,362	22,518,459

NET INVESTMENT INCOME (LOSS)	1,964,670	4,317,332	(2,556,858)

REALIZED & UNREALIZED NET GAINS (LOSSES) ON INVESTMENTS, FUTURES, OPTIONS AND TRANSLATION OF ASSETS AND LIABILITIES IN FOREIGN CURRENCY:
Net realized gains (losses) on:
Investments and foreign currency translation	30,417,380	45,134,560	235,285,925
Futures contracts	—	—	9,039,544
Written covered call options	182,998	—	1,936,797
Net change in unrealized appreciation (depreciation) on:
Investments and foreign currency translation	(23,644,899)	(38,446,712)	(344,432,809)
Futures contracts	—	—	(208,690)
Written covered call options	—	—	(233,341)

TOTAL REALIZED & UNREALIZED NET GAINS (LOSSES) ON INVESTMENTS, FUTURES, OPTIONS AND TRANSLATION OF ASSETS AND LIABILITIES IN FOREIGN CURRENCY	6,955,479	6,687,848	(98,612,574)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,920,149	$11,005,180	$(101,169,432)

The accompanying Notes to Financial Statements are an integral part of these Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	SELECT VALUE FUND		VALUE PLUS FUND
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
FROM INVESTMENT OPERATIONS:
Net investment income	$1,964,670	$1,561,104	$4,317,332	$1,462,609
Net realized gains on investments, futures, options and translation of assets and liabilities in foreign currency	30,600,378	19,223,478	45,134,560	34,173,973
Net change in unrealized appreciation (depreciation) on investments, futures, options and translation of assets and liabilities in foreign currency	(23,644,899)	10,236,414	(38,446,712)	(4,545,263)

Net increase (decrease) in net assets resulting from operations	8,920,149	31,020,996	11,005,180	31,091,319

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,989,478)	(1,413,888)	(3,935,524)	(1,842,403)
Net realized gains on investments	(27,868,490)	(17,155,940)	(44,478,703)	(19,974,780)

Total distributions to shareholders	(29,857,968)	(18,569,828)	(48,414,227)	(21,817,183)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	147,189,312	249,915,614	84,846,565	44,839,506
Dividends reinvested	29,076,907	17,748,380	47,227,875	21,202,762
Value of shares redeemed	(114,524,939)	(144,842,266)	(97,195,620)	(109,793,746)

Net increase (decrease) in net assets derived from capital transactions	61,741,280	122,821,728	34,878,820	(43,751,478)

TOTAL INCREASE (DECREASE) IN NET ASSETS	40,803,461	135,272,896	(2,530,227)	(34,477,342)
NET ASSETS AT THE BEGINNING OF THE PERIOD	290,037,851	154,764,955	240,308,211	274,785,553

NET ASSETS AT THE END OF THE PERIOD	$330,841,312	$290,037,851	$237,777,984	$240,308,211

ACCUMULATED UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT INCOME	$4,478	$(52)	$(1,007)	$897

	VALUE FUND
	Year Ended December 31, 2007	Year Ended December 31, 2006
FROM INVESTMENT OPERATIONS:
Net investment loss	$(2,556,858)	$(3,546,497)
Net realized gains on investments, futures, options and translation of assets and liabilities in foreign currency	246,262,266	268,396,458
Net change in unrealized appreciation (depreciation) on investments, futures, options and translation of assets and liabilities in foreign currency	(344,874,840)	166,293,444

Net increase (decrease) in net assets resulting from operations	(101,169,432)	431,143,405

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(4,874,402)	(10,629,025)
Net realized gains on investments	(240,652,408)	(207,487,697)

Total distributions to shareholders	(245,526,810)	(218,116,722)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	266,975,487	419,045,012
Dividends reinvested	236,438,311	210,690,967
Value of shares redeemed	(464,723,157)	(364,093,025)

Net increase (decrease) in net assets derived from capital transactions	38,690,641	265,642,954

TOTAL INCREASE (DECREASE) IN NET ASSETS	(308,005,601)	478,669,637
NET ASSETS AT THE BEGINNING OF THE PERIOD	2,016,244,163	1,537,574,526

NET ASSETS AT THE END OF THE PERIOD	$1,708,238,562	$2,016,244,163

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(7,606,795)	$(1,196,889)

The accompanying Notes to Financial Statements are an integral part of these Statements.

FINANCIAL HIGHLIGHTS – SELECT VALUE FUND

	For the Year Ended December 31,
	2007	2006	2005	2004	2003
PER SHARE DATA
Net asset value, beginning of period	$27.93	$25.56	$23.37	$20.16	$14.87
Income (loss) from investment operations:
Net investment income (loss)	0.17	0.15	0.06	0.01	0.01
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	0.97	4.12	3.10	3.42	5.29

Total income from investment operations	1.14	4.27	3.16	3.43	5.30
Less distributions from:
Net investment income	(0.17)	(0.14)	(0.06)	(0.01)	(0.01)
Net realized gains on investments	(2.42)	(1.76)	(0.91)	(0.21)	—

Total distributions	(2.59)	(1.90)	(0.97)	(0.22)	(0.01)

Net asset value, end of period	$26.48	$27.93	$25.56	$23.37	$20.16

TOTAL RETURN	4.02%	16.69%	13.49%	17.02%	35.66%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$330,841	$290,038	$154,765	$109,528	$75,678
Percentage of expenses to average net assets	1.24%	1.25%	1.27%	1.33%	1.47%
Percentage of net investment income (loss) to average net assets	0.59%	0.59%	0.27%	0.07%	0.06%
Portfolio turnover rate	63%	51%	42%	72%	47%

FINANCIAL HIGHLIGHTS – VALUE PLUS FUND

	For the Year Ended December 31,
	2007		2006	2005	2004	2003
PER SHARE DATA
Net asset value, beginning of period	$26.78		$25.85	$26.85	$23.57	$15.39
Income (loss) from investment operations:
Net investment income (loss)	0.46		0.16	0.15	0.09	0.06
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	0.94		3.38	0.22	3.91	8.17

Total income (loss) from investment operations	1.40		3.54	0.37	4.00	8.23
Less distributions from:
Net investment income	(0.42)		(0.20)	(0.12)	(0.07)	(0.05)
Net realized gains on investments	(4.89)		(2.41)	(1.25)	(0.65)	—

Total distributions	(5.31)		(2.61)	(1.37)	(0.72)	(0.05)

Net asset value, end of period	$22.87		$26.78	$25.85	$26.85	$23.57

TOTAL RETURN	4.73%		13.63%	1.34%	16.98%	53.56%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$237,778		$240,308	$274,786	$416,516	$218,982
Percentage of expenses to average net assets	1.21%		1.26%	1.25%	1.23%	1.34%
Ratio of net investment income (loss) to average net assets	1.63%		0.59%	0.49%	0.34%	0.32%
Portfolio turnover rate	107	%(1)	45%	36%	57%	68%

(1)	The increase in the portfolio turnover rate for the year ended December 31, 2007 resulted from restructuring of the Fund’s portfolio holdings due to market conditions.

The accompanying Notes to Financial Statements are an integral part of these Statements.

FINANCIAL HIGHLIGHTS – VALUE FUND

	For the Year Ended December 31,
	2007	2006	2005	2004	2003
PER SHARE DATA
Net asset value, beginning of period	$51.21	$44.80	$49.81	$51.14	$31.46
Income from investment operations:
Net investment loss	(0.03)	(0.03)	(0.25)	(0.25)	(0.20)
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	(2.81)	12.60	1.27	4.59	22.24

Total income from investment operations	(2.84)	12.57	1.02	4.34	22.04
Less distributions from:
Net investment income	(0.14)	(0.30)	—	—	—
Net realized gains on investments	(6.73)	(5.86)	(6.03)	(5.67)	(2.36)

Total distributions	(6.87)	(6.16)	(6.03)	(5.67)	(2.36)

Net asset value, end of period	$41.50	$51.21	$44.80	$49.81	$51.14

TOTAL RETURN	(5.53)%	28.02%	1.99%	9.11%	70.16%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$1,708,239	$2,016,244	$1,537,575	$1,876,300	$2,185,264
Percentage of expenses to average net assets	1.14%	1.12%	1.19%	1.20%	1.28%
Percentage of expenses to average net assets (excluding dividend expense)	1.14%	1.12%	1.17%	1.20%	1.28%
Percentage of net investment average net assets	(0.13)%	(0.20)%	(0.51)%	(0.46)%	(0.63)%
Portfolio turnover rate	56%	49%	36%	32%	48%

The accompanying Notes to Financial Statements are an integral part of these Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

(1)	ORGANIZATION

Heartland Group, Inc. (the “Corporation”) is registered as an open-end management (investment) company under the Investment Company Act of 1940. The capital shares of the Select Value Fund, Value Plus Fund and Value Fund (the “Funds”), each of which is a diversified fund, are issued by the Corporation.

Under the Corporation’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Corporation. In addition, in the normal course of business, the Corporation enters into contracts with their vendors and others that provide for general indemnifications. The Corporation’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Corporation.

(2)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements:

(a)	Portfolio securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, lacking any sales, at the latest bid price. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange. Debt securities are stated at fair value as furnished by an independent pricing service based upon modeling techniques utilizing information concerning market transactions and dealer quotations for similar securities or by dealers who make markets in such securities. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium. Securities and other assets for which quotations are not readily available or deemed unreliable are valued at their fair value using methods determined by the Board of Directors. The Pricing Committee for the Corporation may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined but prior to the time at which a Fund’s net asset value is calculated. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board of Directors and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities and prices of similar securities or financial instruments. At December 31, 2007, 1.9% of the Value Fund’s net assets were valued at their fair value using methods determined by the Board of Directors.

(b)	The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds accordingly paid no Federal income taxes, and no Federal income tax provision is recorded.

(c)	Net investment income, if any, is distributed to each shareholder as a dividend. Dividends from the Select Value and Value Funds are declared and paid at least annually. Dividends from the Value Plus Fund are declared and paid quarterly. Net realized gains on investments, if any, are distributed at least annually. During 2007, the Funds utilized earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Generally Accepted Accounting Principles (GAAP) require that permanent financial reporting and tax differences be reclassified to paid in capital. Accordingly, at December 31, 2007, the following reclassifications have been made to increase (decrease) such accounts.

FUND	ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN ON INVESTMENTS	PAID IN CAPITAL
Select Value Fund	$29,338	$(4,113,042)	$4,083,704
Value Plus Fund	(383,712)	(8,521,953)	8,905,665
Value Fund	1,021,354	(33,517,647)	32,496,293

Total net assets are not affected by these reclassifications.

(d)	The Funds record security transactions no later than one business day after trade date. For financial reporting purposes, transactions are accounted for on trade date on the last business day of the reporting period. Net realized gains and losses on investments are computed on the identified cost basis. The portion of security gains and losses resulting from changes in foreign exchange rates is included with net realized and unrealized gains or losses from investments. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. The Funds amortize premium and accrete discount on investments utilizing the effective interest method.

(e)	The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to any one Fund are typically allocated among the Funds in proportion to their respective net assets, number of open shareholder accounts, number of funds or some combination thereof, as applicable.

(f)	Each Fund may enter into futures contracts for hedging purposes, such as to protect against anticipated declines in the market value of its portfolio securities or to manage exposure to changing interest rates. The Fund receives from or pays to the broker, on a daily basis, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The predominant risk is that the movement of a futures contract’s price may result in a loss, which could render a Fund’s hedging strategy unsuccessful. There were no open futures positions at December 31, 2007.

(g)	A short sale is a transaction in which a Fund sells a security it does not own (but has borrowed) in anticipation of a decline in the market value of that security. To complete a short sale, a Fund must borrow the security to deliver to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it in the open market at a later date. A Fund could incur a loss, which could be substantial and potentially unlimited, if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in value between those dates. A Fund must pay any dividends or interest payable to the lender of the security. All short sales must be collateralized in accordance with the applicable exchange or broker requirements. A Fund maintains the collateral in a segregated account with its custodian or broker, consisting of cash, obligations of the U.S. Government, its agencies or instrumentalities, or equity securities sufficient to collateralize its obligation on the short positions. There were no short positions held during the year ended or at December 31, 2007.

(h)	The Funds may write covered call options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses. The Funds may enter into options transactions for hedging purposes and will not use these instruments for speculation. The Funds had the following transactions in written covered call options during the year ended December 31, 2007:

	SELECT VALUE FUND		VALUE PLUS FUND		VALUE FUND
	NUMBER OF CONTRACTS	PREMIUMS	NUMBER OF CONTRACTS	PREMIUMS	NUMBER OF CONTRACTS	PREMIUMS
Balance at December 31, 2006	—	$—	—	$—	4,000	$884,088
Options written	3,450	539,392	1,500	256,494	64,774	6,254,084
Options expired	—	—	—	—	(23,070)	(2,181,856)
Options closed	(1,500)	(182,997)	—	—	(21,884)	(2,596,447)
Options exercised	(1,950)	(356,395)	(1,500)	(256,494)	(7,820)	(719,122)

Balance at December 31, 2007	—	$—	—	$—	16,000	$1,640,747

VALUE FUND	NUMBER OF CONTRACTS	VALUE
Badger Meter, Inc., $40.00, 03/22/08	1,000	$650,000
Massey Energy Co., $40.00, 01/19/08	7,000	210,000
Sangamo BioSciences, Inc., $30.00, 05/17/08	5,000	100,000
Sangamo BioSciences, Inc., $17.50, 02/16/08	2,000	50,000
URS Corp., $65.00, 01/19/08	1,000	10,000

	16,000	$1,020,000

(i)	At December 31, 2007, 8.4% of the Value Fund’s net assets were illiquid as defined pursuant to guidelines established by the Board of Directors of the Corporation.

(j)	A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “Act”) or pursuant to the resale limitations provided by Rule 144 under the Act, or an exemption from the registration requirements of the Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Directors. Not all restricted securities are considered to be illiquid. There were no restricted positions held at December 31, 2007.

(k)	The Funds invest in foreign equity securities, whose values are subject to change in market conditions, as well as changes in political and regulatory environments. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Funds may utilize forward currency exchange contracts for the purpose of hedging foreign currency risk. Under these contracts, the Funds are obligated to exchange currencies at specific future dates. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. The Funds did not hold any forward currency exchange contracts during the year ended or at December 31, 2007.

(l)	Each Fund may purchase securities on a when-issued basis. Payment and interest terms of these securities are set out at the time a Fund enters into the commitment to purchase, but generally the securities are not issued, and delivery and payment for such obligations does not occur until a future date that may be a month or more after the purchase date. Obligations purchased on a when-issued basis involve a risk of loss if the value of the security purchased declines prior to the settlement date, and may increase fluctuation in a Fund’s net asset value. On the date a Fund enters into an agreement to purchase securities on a when-issued basis, it will record the transaction and reflect the value of the obligation in determining its net asset value. In addition, the respective Fund will segregate cash, obligations of the U.S. Government, its agencies or instrumentalities, or equity securities having a value at least equal to the Fund’s obligation under the position. There were no when-issued securities held at December 31, 2007.

(m)	Each Fund may own shares of real estate investment trusts (“REITS”) which report information on the source of their distributions annually. Certain distributions from REITS during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

(n)	The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(o)	As required, effective June 29, 2007, the Funds adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is more-likely-than-not (i.e. greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of at tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in all open tax years. The Fund is subject to federal and various state jurisdictions for income tax purposes. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the past four fiscal years, no examinations are in progress or anticipated at this time.

As of December 31, 2007, management of the Funds has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Funds’ tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(p)	In September 2006, the Financial Accounting Standards Board issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. The changes to current generally accepted accounting principles from the application of this statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Effective January 1, 2008, the Funds adopted SFAS No. 157. Adoption of SFAS No. 157 did not impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

(3)	CREDIT FACILITY

Brown Brothers Harriman & Co. has made available to the Funds, a $25 million one year revolving credit facility pursuant to a Credit Agreement (“Agreement”) dated December 21, 2004. The Agreement was amended to extend the termination date to December 31, 2008. The primary purpose of the Agreement is to allow the Funds to avoid liquidating securities under circumstance that Heartland Advisors, Inc. believes are unfavorable to shareholders. Outstanding principal amounts under the credit facility bear interest at a rate per annum equal to the Federal Funds Rate plus 1.50%. Commitment fees are computed at a rate per annum equal to 0.10% of the Funds’ unutilized credit payable quarterly in arrears. The Funds did not utilize this credit facility during the year ended December 31, 2007.

(4)	INVESTMENT MANAGEMENT FEES AND TRANSACTIONS WITH RELATED PARTIES

The Corporation entered into investment advisory agreements with Heartland Advisors, Inc. (the “Advisor”) to serve as investment advisor and manager to the Funds (the “Advisory Agreements”). Under the terms of the Advisory Agreements, the Select Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets of the Fund up to $1 billion and at an annual rate of 0.70% of the average daily net assets in excess of $1 billion. The Value Plus Fund pays the Advisor a monthly management fee at the annual rate of 0.70% of the average daily net assets and the Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets.

The Corporation has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). Pursuant to the Plan, each Fund pays the Fund’s distributor, Alps Fund Services, Inc. (the “Distributor”), an amount up to 0.25% of the average daily net assets of such Fund (limited to actual costs incurred), computed on an annual basis and paid monthly, for distributing Fund shares and providing shareholder services. Any fees paid to the Distributor under the Plan that are not used during a calendar year are reimbursed to the respective Fund. Prior to August 1, 2007, the Funds’ distributor was Heartland Investor Services, LLC (“HIS”). HIS was paid the same rate as the Distributor for their services and was an indirect wholly-owned subsidiary of the BISYS Group, Inc, and an affiliate of the Funds’ transfer agent and Fund accountant, Citi Fund Services Ohio, Inc. Effective August 1, 2007, the BISYS Group, Inc., and its subsidiaries, was acquired by Citibank N.A. During the year ended December 31, 2007, $751,115 of distribution related expenses incurred by the Advisor were reimbursed by fees collected under the Plan. The Corporation and/or Distributor may also contractually commit to pay these fees to other third parties who agree to provide various services to their customers who hold Fund shares. Fees paid pursuant to any such contractual commitment are not subject to reimbursement. The Distributor receives a fixed fee for providing distribution services. Citi Fund Services Ohio, Inc. receives a fee that is a base amount plus an annual fee based on the number of shareholders for providing transfer agent services. Citi Fund Services Ohio, Inc. receives fees, subject to a minimum, at 0.025% of the average daily net assets up to $3 billion and 0.015% of the average daily net assets in excess of $3 billion for providing fund accounting services.

From its own assets, the Advisor may pay retirement plan service providers, brokers, banks, financial advisors and other financial intermediaries fees for providing record keeping, subaccounting, marketing and other administrative services to their customers in connection with investment in the Funds. These fees may be in addition to any distribution, administrative or shareholder servicing fees paid from the Funds’ assets to these financial intermediaries.

Officers and certain directors of the Corporation are also officers and/or directors of Heartland Advisors, Inc.; however, they receive no compensation from the Funds.

Each Director who is not affiliated with the Funds receives a fee for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Directors’ fees to be invested in any of the Funds issued by the Corporation. As of December 31, 2007, there were no participants in the deferred compensation plan.

(5)	EARLY REDEMPTION FEE

To discourage market timing and other short-term trading, certain shares of the Funds purchased on or after December 28, 2004 that are redeemed or exchanged within 10 days are assessed a 2% fee on the current net asset value of the shares. The fee applies to shares being redeemed or exchanged in the order in which they are purchased, treating shares that have been held the longest in an account as being redeemed first. The fee is retained by the applicable Fund for the benefit of the remaining shareholders. For the year ended December 31, 2007, the fees were $6,383, $3,235 and $1,397 for Select Value, Value Plus and Value Funds, respectively. For financial statement purposes, these amounts are included in the Statements of Assets and Liabilities as “paid in capital”.

(6)	INVESTMENT TRANSACTIONS

During the year ended December 31, 2007, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition), are noted below. During the same period, there were no purchases or sales of long-term U.S. Government securities.

FUND	COST OF PURCHASES	PROCEEDS FROM SALES
Select Value Fund	$222,034,245	$197,525,525
Value Plus Fund	255,710,525	266,332,882
Value Fund	1,016,367,647	1,198,620,940

(7)	FEDERAL INCOME TAX INFORMATION

FUND	TAX COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET TAX UNREALIZED APPRECIATION ON INVESTMENTS
Select Value Fund	$319,992,697	$35,405,109	$(17,771,762)	$17,633,347
Value Plus Fund	235,075,903	18,471,076	(14,890,286)	3,580,790
Value Fund	1,449,337,453	400,028,329	(139,285,422)	260,742,907

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2007 was as follows:

	DISTRIBUTIONS PAID FROM
FUND	ORDINARY INCOME	NET – LONG-TERM CAPITAL GAINS	TOTAL TAXABLE DISTRIBUTIONS
Select Value Fund	$4,145,352	$25,712,616	$29,857,968
Value Plus Fund	9,279,207	39,135,020	48,414,227
Value Fund	25,551,808	219,975,002	245,526,810

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2006 was as follows (the total distributions paid differs from the Statement of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid):

	DISTRIBUTIONS PAID FROM
FUND	ORDINARY INCOME	NET – LONG-TERM CAPITAL GAINS	TOTAL TAXABLE DISTRIBUTIONS
Select Value Fund	$1,413,888	$17,155,940	$18,569,828
Value Plus Fund	3,225,990	18,591,193	21,817,183
Value Fund	60,259,862	157,856,860	218,116,722

(7)	FEDERAL INCOME TAX INFORMATION (continued)

As of December 31, 2007, the components of accumulated earning (deficit) on a tax basis were as follows:

FUND	UNDISTRI- BUTED ORDINARY INCOME	UNDISTRI- BUTED LONG-TERM CAPITAL GAINS	ACCUMULATED EARNINGS	DISTRIBUTIONS PAYABLE	ACCUMULATED CAPITAL AND OTHER LOSSES	UNREALIZED APPRECIATION*	TOTAL ACCUMULATED EARNINGS
Select Value Fund	$5,012	$—	$5,012	$—	$(1,381,688)	$17,633,347	$16,256,671
Value Plus Fund	—	—	—	—	(1,007)	3,580,790	3,579,783
Value Fund	—	3,335,509	3,335,509	—	(1,401,605)	262,034,027	263,967,931

Net realized gains or losses may differ for Federal income tax purposes as a result of post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year, wash sales, and the marking-to-market of open futures contracts. At December 31, 2007, the Select Value, Value Plus and Value Funds deferred, on a tax basis, post-October losses and currency losses of $1,381,688, $1,007 and $1,401,605 respectively.

*	The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to tax deferral of losses on wash sales, passive foreign investment companies and the realization for tax purposes of unrealized gains/losses on certain derivative instruments.

(8)	FUND SHARE TRANSACTIONS

For the year ended December 31, 2007, Fund share transactions were as follows:

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Shares issued	4,868,552	2,919,025	5,192,510
Reinvested distributions from net investment income & distributions from net realized gains on investments	1,093,526	1,939,160	5,709,273
Shares redeemed	(3,851,786)	(3,435,376)	(9,112,201)

Net increase (decrease) in Fund shares	2,110,292	1,422,809	1,789,582

For the year ended December 31, 2006, Fund share transactions were as follows:

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Shares issued	8,967,486	1,640,445	8,172,868
Reinvested distributions from net investment income & distributions from net realized gains on investments	629,823	782,002	4,097,390
Shares redeemed	(5,268,959)	(4,079,658)	(7,224,464)

Net increase (decrease) in Fund shares	4,328,350	(1,657,211)	5,045,794

(9)	LITIGATION

On January 25, 2008, Heartland Advisors, Inc. (“HAI”), William J. Nasgovitz (President of HAI, President and a director of Heartland Group, Inc. (the “Funds”) and a portfolio manager), Paul T. Beste (Chief Operating Officer of HAI and Vice President and Secretary of the Funds), Kevin D. Clark (Senior Vice President and portfolio manager of HAI) and Hugh F. Denison (a portfolio manager and Senior Vice President of HAI) (HAI, Nasgovitz, Beste, Clark and Denison collectively referred to herein as the “Respondents”) and certain others no longer associated with the Funds, reached a settlement with the Securities and Exchange Commission (“SEC”) that resolved the issues resulting from the SEC’s investigation of HAI’s pricing of certain bonds owned by the Heartland High-Yield Municipal Bond Fund and the Heartland Short Duration High-Yield Municipal Fund (collectively the “HY Bond Funds”), and HAI’s disclosures to the Funds’ Board of Directors and investors concerning HAI’s efforts to evaluate bond issuers in connection with the operation of the HY Bond Funds during calendar year 2000. The Respondents do not admit or deny any wrongdoing and the settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC’s administrative order involves, among other things: (i) findings by the SEC that the Respondents violated certain federal securities laws; (ii) a cease and desist order against the Respondents; (iii) a censure of the Respondents (other than Mr. Denison); (iv) payment by the Respondents (other than Mr. Denison) of disgorgement of $1; and (v) civil money penalties against the Respondents (other than Mr. Denison) as follows: HAI and Mr. Nasgovitz, jointly and severally, $3.5 million; Mr. Beste, $95,000; and Mr. Clark, $25,000. In connection with this administrative settlement, the SEC’s civil complaint against the Respondents was dismissed.

(10)	TRANSACTIONS WITH AFFILIATES

The following investments are in companies deemed “affiliated” (as defined in Section (2)(a)(3) of the Investment Company Act of 1940) with the Value Fund; that is, the Fund held 5% or more of their outstanding voting securities during the year ended December 31, 2007:

VALUE FUND

SECURITY NAME	SHARE BALANCE AT JANUARY 1, 2007	PURCHASES	SALES	SHARE BALANCE AT DECEMBER 31, 2007	DIVIDENDS	REALIZED GAINS (LOSSES)
Actuate Corp.	4,000,000	—	2,500,000	1,500,000	$—	$9,671,486
AirNet Systems, Inc.	1,000,000	—	97,000	903,000	—	(481,419)
America Group, Inc.	436,628	400,000	36,628	800,000	—	69,002
AmeriServ Financial, Inc.	1,000,675	199,325	1,200,000	—	—	(2,246,887)
Analysts International Corp.	1,600,000	700,000	—	2,300,000	—	—
Ashworth, Inc.	608,431	391,569	—	1,000,000	—	—
BioScrip, Inc.	2,000,000	—	—	2,000,000	—	—
Buca, Inc.	1,200,000	1,244,350	494,350	1,950,000	—	(1,980,730)
Caraustar Industries, Inc.	500,000	1,000,000	1,500,000	—	—	(5,511,853)
China BAK Battery, Inc.	1,104,000	1,617,319	2,721,319	—	—	(4,793,654)
China Natural Gas, Inc.	—	1,500,000	—	1,500,000	—	—
China Natural Gas, Inc. (warrants)	—	225,000	—	225,000	—	—
Clayton Williams Energy, Inc.	548,760	—	—	548,760	—	—
CNS Response, Inc.	—	1,800,000	—	1,800,000	—	—
CNS Response, Inc. (warrants)	—	540,000	—	540,000	—	—
CompuDyne Corp.	750,000	—	750,000	—	—	(33,094)
Computer Task Group, Inc.	64,800	935,200	—	1,000,000	—	—
Corgi International, Ltd. (ADR)	160,571	—	160,571	—	—	(686,266)
Criticare Systems, Inc.	678,000	322,000	—	1,000,000	—	—
Discovery Laboratories, Inc.	1,000,000	4,500,000	—	5,500,000	—	—
Ditech Networks, Inc.	—	2,000,000	500,000	1,500,000	—	(1,429,205)
Duckwall—ALCO Stores, Inc.	380,400	—	—	380,400	—	—
Dynamics Research Corp.	750,000	—	—	750,000	—	—
EFJ, Inc.	750,000	1,725,000	485,958	1,989,042	—	(2,011,190)
Encore Capital Group, Inc.	—	1,200,000	—	1,200,000	—	—
Epic Bancorp.	6,600	193,400	—	200,000	17,920	—
Far East Energy Corp.	7,500,000	—	—	7,500,000	—	—
Fidelity Southern Corp.	71,913	428,087	3,528	496,472	85,222	(30,032)
FirstCity Financial Corp.	811,800	—	20,464	791,336	—	(63,018)
Flanders Corp.	1,000,044	1,894,600	1,289,644	1,605,000	—	(5,049,490)
Force Protection, Inc.	—	4,000,000	—	4,000,000	—	—
FSI International, Inc.	500,000	1,505,130	—	2,005,130	—	—
FuelCell Energy, Inc.	—	3,000,000	—	3,000,000	—	—
Hampshire Group, Ltd.	465,540	—	—	465,540	—	—
hi/fn, inc.	1,287,104	12,896	—	1,300,000	—	—
Hooper Holmes, Inc.	3,000,000	4,290,800	790,800	6,500,000	—	(1,220,471)
Hudson Highland Group, Inc.	1,930,000	—	930,000	1,000,000	—	8,279,108
Hy-Drive Technologies, Ltd. (CAD)	2,500,000	525,000	25,000	3,000,000	—	59,335
Industrial Distribution Group, Inc.	400,000	100,000	—	500,000	—	—
InterDigital, Inc.(3)	2,750,000	250,000	—	3,000,000	—	—
Intersections, Inc.	630,000	870,000	—	1,500,000	—	—
James River Coal Co.	—	1,000,000	1,000,000	—	—	(3,985,292)
Journal Register Co.	—	4,004,900	2,500,000	1,504,900	120,000	(8,884,984)
KMG America Corp.	500,000	1,000,000	1,500,000	—	—	757,553
Lakeland Industries, Inc.	250,000	250,000	—	500,000	—	—
Lantronix, Inc.	5,000,000	500,000	—	5,500,000	—	—
LECG Corp.	300,000	1,300,000	100,000	1,500,000	—	(258,336)
Magnetek, Inc.	200,000	2,650,000	—	2,850,000	—	—
MEDTOX Scientific, Inc.	508,750	—	508,750	—	—	6,651,440
Mesa Air Group, Inc.	1,000,000	1,209,900	259,900	1,950,000	—	(875,164)
MFRI, Inc.	350,000	—	150,000	200,000	—	3,454,649
Midway Gold Corp. (CAD)(1)	35,140	2,464,860	—	2,500,000	2	—
Midwest Air Group, Inc.	1,200,000	—	1,200,000	—	—	13,472,427
Mobius Management Systems, Inc.	250,000	750,000	1,000,000	—	—	3,158,853
Modtech Holdings, Inc.	1,400,000	—	1,400,000	—	—	(6,211,934)
Napco Security Systems, Inc.	—	1,250,000	—	1,250,000	—	—
National Dentex Corp.	—	440,750	—	440,750	—	—
National Home Health Care Corp.	441,000	65,502	506,502	—	200,688	3,926,327
Natrol, Inc.	500,000	500,000	1,000,000	—	—	1,999,833
Newpark Resources, Inc.	4,500,000	—	—	4,500,000	—	—
O.I. Corp.	245,900	—	—	245,900	49,180	—
Oil-Dri Corp. of America	562,500	—	—	562,500	281,250	—
Origin Agritech, Ltd.	778,302	870,503	410,500	1,238,305	—	(1,589,855)

VALUE FUND (CONTINUED)

SECURITY NAME	SHARE BALANCE AT JANUARY 1, 2007	PURCHASES	SALES	SHARE BALANCE AT DECEMBER 31, 2007	DIVIDENDS	REALIZED GAINS (LOSSES)
Osteotech, Inc.	1,240,000	—	—	1,240,000	$—	$—
ParkerVision, Inc.	1,322,300	775,000	2,097,300	—	—	10,769,739
ParkerVision, Inc.	—	400,000	400,000	—	—	—
ParkerVision, Inc. (warrants)	375,000	—	375,000	—	—	—
Patrick Industries, Inc.	293,525	—	—	293,525	—	—
PDI, Inc.	1,270,000	—	270,000	1,000,000	—	(892,372)
Phoenix Footwear Group, Inc.	763,900	26,100	—	790,000	—	—
PLATO Learning, Inc.	750,000	1,250,000	494,400	1,505,600	—	(1,405,600)
Pope & Talbot, Inc.	—	1,000,000	1,000,000	—	—	(6,549,992)
Portec Rail Products, Inc.	538,400	161,600	—	700,000	159,546	—
Quovadx, Inc.	3,700,000	—	3,700,000	—	—	2,065,451
RCM Technologies, Inc.	780,100	—	—	780,100	—	—
Richardson Electronics, Ltd.	—	700,000	—	700,000	17,467	—
Sangamo BioSciences, Inc.	—	2,200,000	—	2,200,000	—	—
Senesco Technologies, Inc.	1,279,925	334,075	1,614,000	—	—	(2,371,898)
Senesco Technologies, Inc. (warrants)	50,000	—	—	50,000	—	—
Sirna Therapeutics, Inc.	6,440,000	—	6,440,000	—	—	71,452,496
SM&A	965,900	34,100	—	1,000,000	—	—
Smith & Wollensky Restaurant Group, Inc.	574,400	—	574,400	—	—	1,491,768
Spanish Broadcasting Systems, Inc. (Class A)	—	3,000,000	500,000	2,500,000	—	(947,467)
SPAR Group, Inc.	1,228,000	—	—	1,228,000	—	—
SRI/Surgical Express, Inc.	500,000	—	—	500,000	—	—
STAAR Surgical Co.	2,000,000	500,000	846,468	1,653,532	—	(4,755,465)
StarTek, Inc.	—	750,000	—	750,000	—	—
Supreme Industries, Inc. (Class A)	—	600,000	—	600,000	109,412	—
Tasty Baking Co.	500,000	—	200,000	300,000	95,000	156,242
TechTeam Global, Inc.	975,000	—	—	975,000	—	—
The Inventure Group, Inc.	1,900,622	—	—	1,900,622	—	—
The Princeton Review, Inc.	2,000,000	—	500,000	1,500,000	—	833,807
Tier Technologies, Inc. (Class B)	1,800,000	—	850,000	950,000	—	(818,952)
UQM Technologies, Inc.	—	1,958,000	—	1,958,000	—	—
VistaCare, Inc. (Class A)	500,000	500,000	1,000,000	—	—	(3,658,636)
Voyager Learning Co.(2)	1,500,000	—	1,500,000	—	—	(5,743,555)
Wireless Ronin Technologies, Inc.	723,000	627,000	—	1,350,000	—	—
WSB Financial Group, Inc.	95,000	200,000	295,000	—	—	(3,309,214)

					$1,135,687	$60,473,491

(1)	Formerly known as Pan Nevada Gold Corp., merged on 4/16/07 with an adjusted share balance.
(2)	Formerly known as ProQuest Co.
(3)	Formerly known as Interdigital Communications Corp.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF HEARTLAND FUNDS:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Select Value Fund, Value Plus Fund and Value Fund (three portfolios comprising Heartland Funds, hereafter referred to as the “Funds”) at December 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin

February 21, 2008

ADDITIONAL INFORMATION (UNAUDITED)

FEDERAL INCOME TAX INFORMATION

In early 2008, shareholders received information regarding all distributions paid to them by the Funds during calendar year 2007. The Funds hereby designate the following amounts as long-term capital gain distributions.

FUND	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Long-Term Capital Gains	$29,335,168	$47,141,202	$252,583,848

The amount above includes $3,622,552, $8,006,182 and $32,608,846 of earnings and profits distributed to shareholders on redemptions for the Select Value, Value Plus and Value Funds, respectively.

For the calendar year 2007, the following dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs & Growth Tax Relief Act of 2003:

FUND	QUALIFIED DIVIDEND INCOME
Heartland Select Value Fund	100%
Heartland Value Plus Fund	70%
Heartland Value Fund	62%

The Funds intend to designate the maximum amount allowable as taxed at a rate of 15%.

The percentage of the total ordinary distributions paid during the fiscal year ended December 31, 2007 that qualify for the corporate dividends received deduction for each of the Funds is reported below:

FUND	PERCENTAGE
Heartland Select Value Fund	0%
Heartland Value Plus Fund	17%
Heartland Value Fund	0%

EXPENSE EXAMPLES

As a shareholder of the Heartland Funds, you incur two types of costs: (1) transaction costs, including, redemption fees; (2) ongoing costs, including management fees, 12b-1 fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Heartland Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 through December 31, 2007.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

FUND	BEGINNING ACCOUNT VALUE 7/1/07	ENDING ACCOUNT VALUE 12/31/07	EXPENSES PAID DURING THE PERIOD* 7/1/07 – 12/31/07	ANNUALIZED EXPENSE RATIO DURING PERIOD 7/1/ 07 – 12/31/07
Heartland Select Value Fund	$1,000.00	$912.20	$5.98	1.24%
Heartland Value Plus Fund	1,000.00	914.70	5.84	1.21
Heartland Value Fund	1,000.00	890.30	5.62	1.18

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each of the Heartland Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight you ongoing costs and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FUND	BEGINNING ACCOUNT VALUE 7/1/07	ENDING ACCOUNT VALUE 12/31/07	EXPENSES PAID DURING THE PERIOD* 7/1/07 – 12/31/ 07	ANNUALIZED EXPENSE RATIO DURING PERIOD 7/1/07 – 12/31/07
Heartland Select Value Fund	$1,000.00	$1,018.95	$6.31	1.24%
Heartland Value Plus Fund	1,000.00	1,019.11	6.16	1.21
Heartland Value Fund	1,000.00	1,019.26	6.01	1.18

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

OTHER INFORMATION

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities, and a copy of the voting record, is available at www.heartlandfunds.com, or upon request, without charge, by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 N. Water Street, Suite 500, Milwaukee, WI 53202. Information regarding how the Corporation voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

The Funds file complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q which are available on the Commission’s website at www.sec.gov. The Funds’ N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Schedules of portfolio holdings are also available at www.heartlandfunds.com, or upon request, without charge by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 N. Water Street, Suite 500, Milwaukee, WI 53202.

INFORMATION REGARDING EXECUTIVE OFFICERS & DIRECTORS

INFORMATION REGARDING EXECUTIVE OFFICERS & DIRECTORS

Under applicable law, the Board of Directors is responsible for management of the Corporation and provides broad supervision over its affairs. Pursuant to the Corporation’s bylaws, the Board delegates day-to-day management of the Funds to the officers of the Corporation. The Board meets regularly to review the Funds’ investments, performance and expenses. The Board elects the officers of the Corporation, and hires the Funds’ service providers, including the Funds’ investment advisor, Heartland Advisors, Inc., and distributor of the Funds’ shares, Heartland Investor Services, LLC. The Board annually reviews and considers approval of the continuation of the investment advisory agreement with the Advisor, the distribution agreement with the Distributor and each Fund’s distribution plan, and annually approves the selection of the independent registered public accounting firm for each Fund. The Board also establishes, monitors and periodically reviews numerous policies and procedures governing the conduct of the Corporation’s business. The policy of the Corporation is that 75% of Board members and the Chairman of the Board must be “independent” of the Advisor, Distributor and the Funds’ transfer agent. The following table presents information about each Director and officer of the Corporation.

INDEPENDENT DIRECTORS

Name	Address	Date of Birth	Position(s) held with the Corporation	Term of office and length of time served(1)	Principal occupations during past five years:	Number of Heartland Funds overseen by Director	Other Directorships(2) held by Director
Robert A. Rudell	789 North Water Street Milwaukee, WI 53202	9/48	Chairman of the Board and Director	Since 2-05; Chairman of the Board since 1-06	Retired; Chief Operating Officer, Zurich Scudder Investments, 1998 to 2002; President, Scudder Retirement Services, 1996 to 1998; Employed by IDS/American Express as President, Institutional Retirement Services and other capacities, 1973 to 1996.	3	Director, Medtox Scientific, Inc., April 2002 to present; Director, Optimum Funds, May 2003 to present; Director, Vantagepoint Funds, March 2007 to present.

Dale J. Kent	789 North Water Street Milwaukee, WI 53202	11/52	Director	Since 8-03	Executive Vice President and Chief Financial Officer, West Bend Mutual Insurance Company, since July 2002; Partner, Arthur Andersen, LLP, 1986 to 2002; employed by Arthur Andersen, LLP, in other capacities, 1974 to 1985.	3	None

Michael D. Dunham	789 North Water Street Milwaukee, WI 53202	7/45	Director	Since 1-04	Chairman of the Board, Merge Technologies, Inc. since July 2006; President, DGA Real Estate, LLC, since January 2006; President and Owner, Dunham Global Associates, LTD., since 2001; Senior Vice President, IFS AB, January 2000 to May 2006; Co-Founder and CEO of Effective Management Systems, Inc., 1978 to 1999.	3	Merge Technologies, Inc. (a provider of radiological imaging and information integration solutions)

INTERESTED DIRECTORS AND OFFICERS

Name	Address	Date of Birth	Position(s) held with the Corporation	Term of office and length of time served(1)	Principal occupations during past five years:	Number of Heartland Funds overseen by Director	Other Directorships(2) held by Director
William J. Nasgovitz(3)	789 North Water Street, Milwaukee, WI 53202	10/44	President and Director	Since 12-84	President and Chief Executive Officer, Heartland Advisors, Inc., since 1982.	3	None
David C. Fondrie	789 North Water Street, Milwaukee, WI 53202	7/49	Chief Executive Officer	Since 5-06	Director, Heartland Advisors, Inc., since May 2006; Director of Equity Research, Heartland Advisors, Inc., since 2000; employed by Heartland Advisors, Inc., in other capacities since 1994; President, Casino Resource Corporation , 1993 to 1994; Executive Vice President and CFO, Ransomes, Inc., 1987 to 1991; Senior Manager, Price Waterhouse, 1983 to 1987; employed by Price Waterhouse in other capacities, 1976 to 1983.	N/A	N/A
Paul T. Beste	789 North Water Street, Milwaukee, WI 53202	1/56	Vice President and Secretary	Since 9-97	Secretary and Treasurer, Heartland Value Manager, LLC, since August 2000; Chief Operating Officer, Heartland Advisors, Inc., since December 1999; employed by Heartland Advisors, Inc., in other capacities since 1997; Director of Taxes/Compliance, Strong Capital Management, Inc., 1992 to 1997.	N/A	N/A
Nicole J. Best	789 North Water Street, Milwaukee, WI 53202	9/73	Vice President and Chief Compliance Officer	Since 11-05	Senior Vice President and Chief Compliance Officer, Heartland Advisors, Inc., since November 2005; Senior Vice President and Treasurer, Heartland Advisors, Inc., February 2001 to August 2006. Treasurer and Principal Accounting Officer, Heartland Group, Inc., June 2000 to November 2005. Employed by Heartland Advisors, Inc., in other capacities since 1998; employed by Arthur Andersen, LLP, 1995 to 1998.	N/A	N/A
Christine A. Johnson	789 North Water Street, Milwaukee, WI 53202	8/72	Treasurer and Principal Accounting Officer	Since 1-07	Vice President and Chief Financial Officer Heartland Advisors, Inc., since August 2006; Treasurer and Principal Accounting Officer, Heartland Group, Inc., since January 2007. Assistant Director-Distribution Planning, Northwestern Mutual September 2003 to August 2006; Independent Consultant, 2003; Senior Manager, Deloitte & Touche, LLP, June 2002 to May 2003; employed by Arthur Andersen, LLP, 1994 to 2002.	N/A	N/A
Kimberly R. O’Connor	789 North Water Street, Milwaukee, WI 53202	12/71	Assistant Secretary	Since 8-07	Vice President — Director of Marketing, Communications and Client Service of Heartland Advisors, Inc. since February 2007; Vice President — Director of Shareholder and Dealer Services of Heartland Advisors, Inc., January 2002 to February 2007; employed by Heartland Advisors, Inc. in other capacities since August 1998.	N/A	N/A

(1)

Officers of the Corporation serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Corporation serve a term of indefinite length until their resignation or removal. They stand for re-election by shareholders only as and when required under the Investment Company Act of 1940.

(2)

Only includes directorships held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the Investment Company Act of 1940.

(3)	Mr. Nasgovitz is considered to be an “interested person” (as defined in the Investment Company Act of 1940) of the Corporation because of his position with Heartland Advisors, Inc.

The standing committees of the Corporation’s Board of Directors include an audit committee and a nominating committee. Both committees consist of all the independent directors, namely Robert A. Rudell, Dale J. Kent and Michael D. Dunham. Mr. Kent serves as chairman of the audit committee and Mr. Dunham serves as chairman of the nominating committee. Mr. Kent has been determined by the Board to be an audit committee financial expert.

The audit committee is responsible for the selection of the independent registered public accounting firm for the Funds and oversees the preparation of each Fund’s financial statements. In this capacity, the audit committee meets at least annually with the independent registered public accounting firm to discuss any issues surrounding the preparation and audit of the Funds’ financial statements. The audit committee also discusses with the independent registered public accounting firm the strengths and weaknesses of the systems and operating procedures employed in connection with the preparation of each Fund’s financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions. The audit committee has adopted a written charter.

The nominating committee nominates candidates for appointment to the Board of Directors to fill vacancies for election and re-election to the Board as and when required. The nominating committee generally accepts recommendations for nominations by shareholders of the Funds. The nominating committee has adopted a written charter.

The Funds’ Statement of Additional Information includes additional information about the directors of the Corporation and is available, without charge, at www.heartlandfunds.com or upon request, by calling 1-800-432-7856.

DEFINITIONS

LIPPER DEFINITIONS

Multi-Cap Value Funds are funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Small-Cap Core Funds are funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Small-Cap 600 Index.

Small-Cap Value Funds are funds that by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. Small-Cap Value funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. These funds will normally have a below-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified small-cap funds universe average.

OTHER DEFINITIONS

Debt/Book Capitalization Ratio represents the portfolio’s long-term debt as a proportion of the capital available in the form of long-term debt, preferred stock and common stockholder’s equity.

Price/Book Ratio of a company is calculated by dividing the market price of its stock by the company’s per-share book value.

Price/Cash Flow represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations. It shows the ability of a business to generate cash, and it acts as a gauge of liquidity and solvency.

Price/Earnings Ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months’ earnings per share.

Russell 2000 Index is an unmanaged index of stocks consisting of the smaller two-thirds of the 3000 largest publicly traded U.S. companies. It is not possible to invest directly in an index.

Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in an index.

Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. It is not possible to invest directly in an index.

S&P 500 Index is an unmanaged capitalization-weighted index of 500 of the largest stocks (in terms of market value) in the United States representing 88 separate industries. It is not possible to invest directly in an index.

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Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce performance. To obtain performance information current to the most recent month end, please call 1-800-432-7856 or visit www.heartlandfunds.com.

Statements regarding particular securities are not recommendations to buy or sell the securities discussed, but rather illustrations of our value investment strategy. Such statements represent the portfolio manager’s views when made and are subject to change at any time based on market and other considerations.

An investor should consider the Funds’ investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the Funds’ prospectus. To obtain a prospectus, please call 1-800-432-7856 or visit www.heartlandfunds.com to download. Please read the prospectus carefully before investing.

ALPS Distributors, Inc.

789 North Water Street, Suite 500

Milwaukee, WI 53202

Item 2.	Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2. Effective January 1, 2007 Christine A. Roberts replaced Christopher E. Sabato as the Treasurer and Principal Accounting Officer.

Item 3.	Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Dale J. Kent, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees	2006	$73,500
	2007	$78,000
(b) Audit-Related Fees	2006	$0
	2007	$0
(c) Tax Fees	2006	$19,800
	2007	$14,275

Tax fees for both years relate to the preparation of the Funds’ federal and state income, excise tax calculations and review of the capital gain and income distribution calculations.

(d) All Other Fees	2006	$7,000
	2007	$7,125

2006 – Fees related to preliminary review of excise calculations and review of equalization.

2007 – Fees related to preliminary review of excise calculations and review of equalization.

4(e)(1)

Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

4(e)(2)

During the previous two fiscal years, the Registrant did not receive any non-audit services pursuant to a waiver from the audit committee approval or pre-approval requirement under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

4(f)

Not applicable

4(g)

2006	$0
2007	$0

4(h)

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The schedule of investments are included as apart of the annual report to shareholders filed under Item 1 of the Form N-CSR

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Heartland Group, Inc.

By (Signature and Title)*	/s/ David C. Fondrie
David C. Fondrie, Chief Executive Officer

Date 2/27/2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David C. Fondrie
David C. Fondrie, Chief Executive Officer

Date 2/27/2008

By (Signature and Title)*	/s/ Christine A. Roberts
Christine A. Roberts, Treasurer and Principal Accounting Officer

Date 2/27/2008